INTRUST Funds Trust
Annual Report
October 31, 1999

Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund
AMR Investment Services International Equity Portfolio


--------------------------------------------------------------------------------
Important Customer Information, Investment Products:

 .  Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 .  Are not insured by the FDIC, and
 .  Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

This material must be accompanied or preceded by a prospectus.

INTRUST Funds Trust is distributed by BISYS Fund Services.

--------------------------------------------------------------------------------
INTRUST Family of Mutual Funds - October 31, 1999



To Our Shareholders:

     We are pleased to present this annual report for the 12 months ended October 31, 1999, a period that could best be summed up thusly: "What the Fed giveth, the Fed taketh away."

     Indeed, it was a time when the power of the Federal Reserve appeared to rise to new heights. Not only did the Fed's decisions to ease or tighten credit drive the direction of stocks and bonds, but Fed Chairman Alan Greenspan seemed able to move markets simply by pronouncing his opinions on economic and investment matters. For years, many investors have followed the maxim, "Never fight the Fed." Never was this adage more true than during the last 12 months.

     Throughout the period, financial markets around the world hung on every word from Mr. Greenspan and other Fed governors, and both equities and fixed-income securities were subject to sharp, and often violent swings, almost without warning - especially when the Fed truly took action.

     This frequent volatility underscored what we have been preaching for years, that most investors' interests are best served by a widely diversified mix of securities - in stocks and bonds, taking advantage of opportunities both domestically and in overseas markets. Which is exactly the type of diversification we offer at INTRUST.

     What sets our INTRUST portfolio managers apart from many others is their refusal to be blinded by short-term fads or the "news of the minute." Our veteran money managers do not ignore secular trends or the utterings of the Fed, but neither are they unduly influenced. They spend their long days committed to their mandate: to find value in stocks and bonds and help our shareholders build long-term wealth and meet short-term income needs.

Stocks: Index Gains Masked Broad Inconsistencies

     When we opened our fiscal year on November 1, 1998, the stock market was just climbing out from a difficult period. Equity investors stood bloodied from a sharp decline that had begun in mid-July and had steadily pulled stocks down, until they cratered nearly three months later. But by November, stocks had regained their equilibrium and had begun an ascent that would maintain a generally upward trend for much of the next 12 months.

     In March, the Dow Jones Industrial Average closed above 10,000 for the first time in its history, and later edged over the 11,000 mark. As we write this report in early

December, Nasdaq, buoyed by its arsenal of high-octane technology stocks, has set a long string of records, while streaking to a gain of more than 60% for the year to date in 1999.

     Nonetheless, the rally hasn't extended to every corner of the investment world. For all the hoopla about the Nasdaq's surge - and strong showings turned in by the Dow and the S&P 500 - many stocks are significantly below their 52-week highs, and not every sector has joined in the party. The international scene hasn't inspired wholesale jubilation, either. While a rebound in Japanese stock prices has been a pleasant surprise, other foreign markets have lagged.

     All of which again proves the point that successful investing is a tough business, one that requires high levels of expertise and dedication.


Bonds: Slammed By The Fed's About-Face

     Just before the beginning of our fiscal year, the Federal Reserve acted decisively to ensure adequate levels of liquidity - twice cutting the Fed Funds rate - the short-term rate banks charge one another for overnight loans. As one would expect from such moves, the fixed-income market rallied, and bonds of nearly every stripe rose in price (rates and bond prices move in opposite directions).

     However, as 1999 dawned, Fed officials and other economists spoke of possible inflationary pressures down the road. And as is its custom, the Fed responded by twice raising rates. Just after our fiscal year ended, the Fed tightened credit a third time. As a result, it was extremely difficult to post a positive gain in fixed-income securities at most points of the yield curve - with very short-term bonds and money market instruments being exceptions.


Outlook: Cautious Optimism

     Perhaps "steady as she goes" is the best course of action in these unsteady times. Many stock market leaders are overvalued by traditional fundamental measures, and if these hot issues begin to lose steam, a serious market correction is not out of the question. On the fixed-income side, bonds have absorbed the Fed's rate hikes with no small measure of indigestion and additional moves to tighten credit could do grave harm.

     However, we see a number of positive factors on the horizon. Inflation remains exceptionally benign, which promotes economic health and gives consumers greater purchasing power; consumer spending is still the big engine driving the U.S. economy. Wage pressures are surprisingly mild, which may help dissuade the Fed from raising rates in the near future. And just this week, the Labor Department reported that productivity, defined as the amount of output for each hour of work, rose powerfully in the calendar third quarter. Strong productivity bolsters the argument that technology may have forever altered the economic landscape.

     We thank you for your continued support. If you have a question or need information, please feel free to contact us at any time.



     Sincerely,



     John S. Maurer, Jr.                David Bunstine
     Senior Vice President &            President
     Chief Investment Officer           INTRUST Funds Trust
     INTRUST Bank, N.A.


This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Bank provides investment advisory and other services to the INTRUST Funds Trust and receives a fee for those services. The Funds are distributed by BISYS Fund Services which is not affiliated with INTRUST Bank. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

INTRUST Funds Trust Money Market Fund

The INTRUST Funds Trust Money Market Fund is managed by Sam Silver of AMR Investment Services, Inc., subadvisor to the Fund. Mr. Silver has more than 12 years experience in the investment industry. He holds a B.S. in Business Administration from the University of Kansas and an M.B.A. from the University of Texas at Dallas.

     Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/

     Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.

     At the start of the period, the Federal Reserve cut the Fed Funds rate (the benchmark rate banks charge one another for overnight loans) to 4.75%. This followed two previous cuts prior to the beginning of our fiscal year. Later in the period, the Fed reversed direction and raised rates twice, followed by a third rate hike less than a month after the period ended, with the current Fed Funds target at 5.50%.

     The Fed's initial action to ease credit was in response to concerns about a global economic credit squeeze; the Fed was determined to ensure there was plenty of liquidity in the U.S. market. The subsequent decisions to raise rates were proactive measures designed to limit the harm of potential inflation down the road.

     Such a volatile interest-rate environment presents numerous challenges to investors who operate on the short-term end of the yield curve, as we do. Throughout the period, to serve the needs of our shareholders, we maintained a large position in floating rate product, while keeping our average maturity short of our benchmark, during the current, neutral-to-rising short-term interest rate environment.

     Performance. As of October 31, 1999, the Fund's 7-Day SEC yield was 5.20%. /2/
The average maturity of the Fund's holdings was 42 days./3/

     Over the course of the fiscal year, we tried to keep our maturity around 40 days, fluctuating in a fairly narrow range of 35-45 days.

     Going forward, we intend to maintain a shorter-than-average maturity, based on our belief that there may be a bias toward raising rates over the next six to twelve months; a shorter duration will give us some flexibility in managing the portfolio.

/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. Without waiver of fees, the yield would have been lower.

/3/ The composition of the Fund's holdings is subject to change.

INTRUST Funds Trust Short-Term Bond Fund

The INTRUST Funds Trust Short-Term Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 11 years of investment management experience. Mr. Merriam received a B.A. from the University of Michigan and an M.B.A. from the University of Iowa, and has more than 16 years of investment management experience.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, short-term securities.

     Strategy. It's not our style to try to guess the future direction of interest rates. Our strategy is to practice fundamental security analysis to find the most attractively priced, short-term securities available, and we invest across all sectors of the fixed-income market. We also use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     As of October 31, 1999, the portfolio was invested in the following sectors: Corporate Bonds/Medium-Term Senior Notes (30.4%), Collateralized Mortgage Obligations (16.0%), U.S. Treasury Notes, Agency Debentures and Taxable Municipal Bonds (38.2%), Asset-Backed Securities (11.2%) and Cash Equivalents (4.2%). These securities maintained an average credit quality of AA1, with an average maturity of 2.2 years./1/

     Influenced by three Federal Reserve decisions during the period - one decision to ease credit, followed by two decisions to tighten - interest rates were unusually volatile. However, changes in interest rates don't fundamentally affect` our decision-making process; we don't try to time the absolute level of rates, nor do we make yield-curve bets. In virtually all respects, we are "duration neutral" investors.

     During the year, we continued to focus on security selection. We sold a number of U.S. Treasury, agency and corporate holdings that we felt were fully valued, and moved into alternative corporate and agency securities that offered greater value. With these types of "credit quality swaps," for example, we might look to sell an A-rated bond and move up to a AA-rated issue that offers a similar yield spread.

     Performance. For the 12 months ended October 31, 1999, the Fund produced a total return of 2.35%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the Fund's "benchmark") had a total return of 2.97%./3/

     The mandate of this fund is principal preservation. We key in on solid, high-quality portfolio selections, which is reflected in the Fund's AA rating. Going forward, we will continue to search for the best opportunities in the short-term market, to provide relatively high income to shareholders, while maintaining high credit quality.

                             SHORT-TERM BOND FUND
                        AVERAGE ANNUAL TOTAL RETURN (2)

                          Value of $10,000 Investment

                                             1/21/97  10/31/97  10/31/98  10/31/99
Short-Term Bond Fund                          10,000    10,513    11,248    11,512         Total Return
                                             -------------------------------------         ------------
Lehman Brothers 1-3 Year Government Index     10,000    10,546    11,322    11,658             2.97%
                                             -------------------------------------         ------------

Average Annual Total Return as of 10/31/99
Short-Term Bond Fund
Inception Date                     1/21/97
Since Inception                      5.20%
1 Year                               2.35%


1 The composition of the Fund's holdings is subject to change. Average maturity is based on final maturity; however, actual maturity may differ due to prepayment experience.

2 For the period(s) ended October 31, 1999. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

3 The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

INTRUST Funds Trust Intermediate Bond Fund

The INTRUST Funds Trust Intermediate Bond Fund is managed by Karl Tourville and Richard Merriam of Galliard Capital Management, Inc., subadvisor to the Fund. Mr. Tourville holds B.A. and M.B.A. degrees from the University of St. Thomas and has more than 11 years of investment management experience. Mr. Merriam holds a B.A. from the University of Michigan and an M.B.A. from the University of Iowa, and has more than 16 years of investment management experience.

     Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

     Strategy. It's not our style to try to guess the future direction of interest rates. Our strategy is to practice fundamental security analysis to find the most attractively priced, short-term securities available, and we invest across all sectors of the fixed-income market. We also use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

     As of October 31, 1999, the portfolio was invested in the following sectors: corporate bonds/medium-term senior notes (37.8%), asset-backed securities (14.2%), collateralized mortgage obligations (11.9%), municipal bonds, U.S. Government agency obligations and U.S. Government agency pass-through securities (34.2%) and cash equivalents (1.9%). These securities maintained an average credit quality of AA2, with an average maturity of 5.05 years./1/

     Influenced by three Federal Reserve decisions during the period - one decision to ease credit, followed by two decisions to tighten - interest rates were unusually volatile. However, changes in interest rates don't fundamentally affect our decision-making process. Our style is consistent: We don't try to time interest-rate moves or makes bets on which position on the yield curve might be most advantageous in the short run. Basically, we've stripped interest-rate timing from our strategy; we try to stay indifferent to what the Federal Reserve does and, instead, focus on individual security selection.

     During the year, we sold a number of U.S. Treasury, agency and corporate holdings that we felt were fully valued, and moved into alternative corporate and agency securities that offered greater value. With these types of "credit quality swaps," for example, we might look to sell an A-rated bond and move up to a AA-rated issue that offers a similar yield spread.

     Performance. For the 12 months ended October 31, 1999, the Fund produced a total return of .11%./2/ In comparison, the Lehman Brothers Intermediate Government/ Corporate Index (the Fund's "benchmark") had a total return of
 .99%./3/

     The mandate of this fund is principal preservation. We key in on solid, high-quality portfolio selections, which is reflected in the Fund's AA rating. Going forward, we will continue to search for the best opportunities in the intermediate-term market, to provide relatively high income to shareholders, while maintaining high credit quality.

                             [GRAPH APPEARS HERE]

                                     INTERMEDIATE BOND FUND
                                 AVERAGE ANNUAL TOTAL RETURN (2)

                                        1/21/97  10/31/97  10/31/98  10/31/99
Intermediate Bond Fund                   10,000    10,677    11,552    11,563            Total
                                                                                         Return
                                     ----------------------------------------
Lehman Brothers Intermediate             10,000    10,681    11,604    11,719               0.99%
 Government/Corporate Index
                                     ----------------------------------------          ----------

Average Annual Total Return as of 10/31/99
Intermediate Bond Fund
Inception Date                     1/21/97
Since Inception                       5.37%
1 Year                                 .11%


1 The composition of the Fund's holdings is subject to change. Average maturity is based on final maturity; however, actual maturity may differ due to prepayment experience.

2 For the period(s) ended October 31, 1999. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

3 The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

INTRUST Funds Trust Stock Fund

The INTRUST Funds Trust Stock Fund is managed by a team of five portfolio managers from Ark Asset Management, subadvisor to the Fund. The team is headed by Charles Hetzel, who has 34 years of experience as an investment advisor. Mr. Hetzel holds a B.S. in economics from the University of Utah and an M.B.A. from the Columbia Graduate School of Business Administration.

     Objective. We seek to provide investors with long-term capital appreciation.

     Strategy. Our approach is driven by a careful analysis and prudent selection of individual stocks. We invest in large-capitalization issues that we believe offer good value - that is, stocks we believe are selling at reasonable prices relative to their anticipated future earnings. We expect that, over time, the stocks in our portfolio will grow earnings at rates matching or exceeding the earnings growth rates of the market in general. We also adhere to a strict sell discipline, selling a stock when its price has risen to a price target or fallen to a review point.

     The Federal Reserve cut short-term interest rates three times in the fall of 1998 (once just before our fiscal year began). This sparked a rally in large-cap growth stocks, which carried into January 1999. Beginning in February, large-cap value stocks, the type of equities we favor, came back into vogue and recovered strongly into May. In June, we again saw a shift into the growth arena, which put pressure on the prices of many stocks in our portfolio. This was followed by a general decline in stock prices throughout much of the third calendar quarter, through September. In the final month of our fiscal year, equity markets again staged a rebound.

     Obviously, there was a great deal of volatility in the market. For much of the period, growth stocks reasserted their leadership. It was a difficult year for large-cap value investors; the market favored higher-valued companies, the kind of names that we generally find are priced too expensively. We continued to adhere to our "reasonable price discipline," which cost us in terms of relative performance.

     Our approach is to be as fully invested as possible. As of October 31, 1999, 96.1% of the portfolio was invested in stocks, with 3.1% in cash or cash equivalents./1/

     Performance. For the 12 months ended October 31, 1999, the Fund produced a total return of .56%./2/ In comparison, the S&P 500 Index (the Fund's "benchmark") had a total return of 25.67%./3/

     Throughout the period, we did not change our sector weightings significantly. We emphasized sectors such as financials (insurance companies more than banks), energy and cyclicals. When we had better relative performance in the February-May period, our success was more the result of investors' changing their focus from growth to value, than of our making fundamental changes to the portfolio. Similarly, our lagging the market at other times was not due to our shifting sectors, but rather to money moving out of areas we thought attractive, and back into momentum growth stocks.

                                  STOCK FUND
                        AVERAGE ANNUAL TOTAL RETURN (2)


                             [GRAPH APPEARS HERE]


                                        1/21/97  10/31/97  10/31/98  10/31/99
Stock Fund                               10,000    11,310    12,723    12,793            Total
                                                                                         Return
                                     ----------------------------------------          ----------
S&P 500 Index                            10,000    11,852    14,393    18,088               25.67%
                                     ----------------------------------------          ----------



    Average Annual Total Return as of 10/31/99
    Stock Fund
    Inception Date                     1/21/97
    Since Inception                       9.28%
    1 Year                                 .56%


1 The composition of the Fund's holdings is subject to change.
2 For the period(s) ended October 31, 1999. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
3 The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

INTRUST Funds Trust International Multi-Manager Stock Fund/1/

The INTRUST Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc. (Templeton), Hotchkis and Wiley, Lazard Asset Management (Lazard), and Independence Investment Associates, Inc. (IIA).

     In late February 1999, the fund manager and Morgan Stanley Asset Management, Inc. mutually agreed that Morgan Stanley would no longer serve as a subadvisor to the Fund. In March 1999, the fund manager added Lazard and IIA as subadvisors.

     Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in markets outside the United States.

     Strategy. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Hotchkis and Wiley focuses on earnings and dividend yields; and Lazard searches for undervalued stocks within specific country and world indices and peer groups. These three subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.

     IIA adds value to the overall portfolio's performance by ranking each of the portfolio's holdings, in aggregate, relative its weighting in the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) index. IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.

     As of October 31, 1999, the Fund's portfolio was entirely invested in the AMR International Equity portfolio. The AMR portfolio was invested as follows:
Europe (62.9%), Asia (21.9%), Canada/Mexico (3.1%), cash and other assets (12.1%)./2/

     Performance. For the 12 months ended October 31, 1999, the Fund produced a total return of 19.61%./3/ In comparison, the EAFE index (the Fund's "benchmark") had a total return of 23.36%./4/

     The Fund trailed its key benchmark due primarily to our marked underweighting in Japanese securities. During the period, the Japanese market provided an outstanding return in the neighborhood of 60%; investor optimism was buoyed by the country's apparent recovery from its longest post-war recession. However, despite the Fund's underweighting in Japanese securities as a whole, our individual stock selection in Japanese equities was very strong. Holdings such as NTT Mobile (1.23% of the Fund's assets), Nintendo (1.77%), Sumitomo Trust (.65%) and Sony (1.26%) contributed significantly to our total return.

     Looking ahead, the Fund is slightly overweighted in Europe. Given the poor performance of most European markets in 1999, especially relative to Asia, we are finding better values in Europe. We're also seeing more corporate restructurings in Europe, which bodes well for shareholder value. At the same time, we feel many issues in Japan may have gotten ahead of themselves. We remain a bit cautious on Japan as a whole, due to high valuations and our concern that a stronger yen may hurt companies that depend on exporting for significant revenues.

                    INTERNATIONAL MULTI-MANAGER STOCK FUND
                        AVERAGE ANNUAL TOTAL RETURN (3)

                             [GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                        1/20/97  10/31/97  10/31/98  10/31/99
International Multi-Manager Stock         10,000    10,970    11,366    13,595    Total
 Fund                                                                            Return
                                        -------------------------------------  ----------
Morgan Stanley Capital International      10,000    10,585    11,638    14,358    23.37%
 Europe, Australasia and Far East
 Index (EAFE)
                                        -------------------------------------  ----------

     Average Annual Total Return as of 10/31/99
     International Multi-Manager Stock Fund
     Inception Date                      1/20/97
     Since Inception                       11.69%
     1 Year                                19.61%

1 International investing involves increased risk and volatility.

2 The composition of the Fund's holdings is subject to change.

3 For the period(s) ended October 31, 1999. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

4 The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index.

INTRUST Funds Trust Kansas Tax-Exempt Bond Fund/1/

The INTRUST Funds Trust Kansas Tax-Exempt Bond Fund is managed by Michael Colgan, who has 15 years of experience as an investment portfolio manager. Mr. Colgan holds a bachelor's degree in Business Administration (with an emphasis in Finance) from the University of Kansas. He is a member of the National Federation of Municipal Analysts (Southern Society).

     Objectives. We seek to preserve capital while providing current income that is exempt from both federal and Kansas state income taxes.

     Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in high-quality debt obligations issued in Puerto Rico or Guam -which, as territories of the United States, can sell bonds that also are exempt from federal and state income taxes.

     We keep the portfolio's effective average maturity between seven and 12 years; we are permitted by the prospectus to lower the average maturity to less than seven years if we anticipate a volatile interest-rate environment.

     As of October 31, 1999, approximately 95.3% of the portfolio was comprised of Kansas bonds - with 1.7% and 2.5% invested in debt obligations issued in Puerto Rico and Guam, respectively. Approximately 0.5% was invested in tax-exempt money market instruments./2/

     The securities within the Fund maintained an average credit quality of AA+/AAA, with an average stated maturity of 8.93 years./2/

     In late summer, we engaged in some opportunistic trading. We found a number of high-quality issues that we felt were underpriced, and which provided good yields, along with favorable maturity and duration characteristics.

     Performance. For the 12 months ended October 31, 1999, the Fund produced a total return of -2.51%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of .07%./4/

     The period represented many challenges in the municipal bond market. At the beginning of the fiscal year, we tended to outperform because of our longer-than-average maturity structure, which we based on our positive outlook for interest rates. While we were expecting some volatility and a mild upturn in interest rates, we didn't anticipate as great a rise in rates as the market later experienced. Consequently, while income rose in tandem with higher rates, bond prices retreated (rates and prices move in opposite directions), and the Fund's total return was affected somewhat adversely.

     Nonetheless, income generated by the Fund's investments continued to provide shareholders with double-tax-free benefits (for Kansas residents).

                          KANSAS TAX-EXEMPT BOND FUND
                        AVERAGE ANNUAL TOTAL RETURN (3)

                          Value of $10,000 Investment

                                 12/10/90  10/31/91  10/31/92  10/31/93  10/31/94  10/31/95  10/31/96  10/31/97  10/31/98  10/31/99
Kansas Tax-Exempt Bond Fund        10,000    10,671    11,497    12,879    12,687    14,052    14,691    15,723    16,824    16,403
                                 --------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year General     10,000    10,896    11,764    13,162    12,896    14,534    15,224    16,380    17,599    17,611
 Obligation Index
                                 --------------------------------------------------------------------------------------------------

Average Annual Total Return as of   10/31/99
Kansas Tax-Exempt Bond Fund
Inception Date                      12/10/90
Since Inception                         5.72%
1 Year                                 -2.51%
5 Year                                  5.27%


1 The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
2 The composition of the Fund's holdings is subject to change.
3 For the period(s) ended October 31, 1999. Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. Without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price. The performance also reflects reinvestment of all dividends and capital gains distributions.

On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the "SEI Portfolio") or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997.

4 The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index

                         Independent Auditors' Report


The Shareholders and Board of Trustees of
  INTRUST Funds Trust:


We have audited the accompanying statements of assets and liabilities of the INTRUST Funds Trust - Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (the Trust), including the schedules of portfolio investments, as of October 31, 1999, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the INTRUST Funds Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Kansas Tax-Exempt Bond Fund, the accompanying financial highlights for each of the years in the two year period ended August 31, 1996, were audited by other auditors whose report thereon dated October 11, 1996 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 1999, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising the INTRUST Funds Trust as of October 31, 1999, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.



KPMG LLP

Columbus, Ohio
December 21, 1999

INTRUST FUNDS TRUST
Money Market Fund

Statement of Assets and Liabilities
                                                                                   October 31, 1999
Assets:
Investments, at value (cost $89,991,190)                                               $ 89,991,190
Repurchase agreement (cost $7,155,186)                                                    7,155,186
Interest and dividends receivable                                                           649,642
Unamortized organizational costs                                                             50,827
Prepaid expenses and other assets                                                             7,473
                                                                                     --------------
   Total Assets                                                                          97,854,318

Liabilities:
Dividends payable                                           432,621
Accrued expenses and other payables:
   Investment advisory fees                                  12,807
   Service Organization fees                                  6,831
   Administration fees                                        2,669
   Custodian fees                                             1,707
   Other payables                                            33,615
     Total Liabilities                                                                      490,250
                                                                                     --------------
Net Assets                                                                             $ 97,364,068
                                                                                     ==============

Net Assets consist of:
Capital                                                                                $ 97,349,685
Accumulated undistributed net investment income                                              14,383
                                                                                     --------------
Net Assets                                                                             $ 97,364,068
                                                                                     ==============
   Outstanding Units of Beneficial Interest (Shares):                                    97,361,949
                                                                                     ==============

Net Asset Value:
   Institutional Service Shares
     Offering and redemption price per share                                           $       1.00
                                                                                     ==============


Statement of Operations
                                                                For the year ended October 31, 1999
Investment Income:
Interest income                                                                         $ 4,037,084
                                                                                      -------------
   Total Income                                                                           4,037,084

Expenses:
Investment advisory fees                                    194,001
Service Organization fees                                   194,001
12b-1 fees                                                  194,001
Administration fees                                         155,203
Accounting fees                                              30,583
Custodian fees                                               15,519
Other fees                                                   92,269

Total expenses before waivers                                                               875,577
   Less expenses waived                                                                    (415,524)
                                                                                      -------------
   Net expenses                                                                             460,053
                                                                                      -------------
Net Investment Income                                                                     3,577,031
                                                                                      -------------

Realized Gains/(Losses) on
   Investments:
Net realized gains/(losses) on investment transactions                                          499
                                                                                      -------------
Net realized gains/(losses) on investments                                                      499
                                                                                      -------------
Increase/(Decrease) in Net Assets Resulting from
   Operations                                                                           $ 3,577,530
                                                                                      =============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Money Market Fund

Statements of Changes in Net Assets

                                                                                    For the            For the
                                                                                   Year ended         Year ended
                                                                                  October 31,        October 31,
                                                                                      1999               1998
                                                                                ---------------    ---------------
From Investment Activities:
Operations:
   Net investment income                                                        $     3,577,031    $     2,600,830
   Net realized gains/(losses) on investment transactions                                   499              1,264
                                                                                ---------------    ---------------
   Change in net assets resulting from operations                                     3,577,530          2,602,094
                                                                                ---------------    ---------------

Distributions to Shareholders:
   From net investment income                                                        (3,577,031)        (2,600,830)
                                                                                ---------------    ---------------

Capital Transactions:
   Proceeds from shares issued                                                      231,631,408        139,751,111
   Dividends reinvested                                                                   5,086              5,335
   Cost of shares redeemed                                                         (185,018,909)      (144,577,515)
                                                                                ---------------    ---------------
   Change in net assets from capital transactions                                    46,617,585         (4,821,069)
                                                                                ---------------    ---------------
   Change in net assets                                                              46,618,084         (4,819,805)

Net Assets:
   Beginning of period                                                               50,745,984         55,565,789
                                                                                ---------------    ---------------
   End of period                                                                $    97,364,068    $    50,745,984
                                                                                ===============    ===============

Share Transactions:
   Issued                                                                           231,631,408        139,751,111
   Reinvested                                                                             5,086              5,335
   Redeemed                                                                        (185,018,909)      (144,577,515)
                                                                                ---------------    ---------------
   Change in shares                                                                  46,617,585         (4,821,069)
                                                                                ===============    ===============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Short-Term Bond Fund

Statement of Assets and Liabilities

                                                                October 31, 1999

Assets:
Investments, at value (cost $59,710,787)                                                  $ 58,964,767
Investments in affiliates, at value (cost $2,559,234                                         2,559,234
Interest and dividends receivable                                                              821,743
Receivable for investments sold                                                                 14,671
Unamortized organizational costs                                                                13,437
Prepaid expenses and other assets                                                                5,235
                                                                                          ------------
   Total Assets                                                                             62,379,087

Liabilities:
Payable for investments purchased                                     750,000
Dividends payable                                                     283,182
Accrued expenses and other payables:
   Investment advisory fees                                             9,977
   Service Organization fees                                            4,201
   Administration fees                                                  1,680
   Custodian fees                                                       1,050
   Other payables                                                      27,465
   Total Liabilities                                                                         1,077,555
                                                                                          ------------
Net Assets                                                                                $ 61,301,532
                                                                                          ============

Net Assets consist of:
Capital                                                                                   $ 62,040,589
Accumulated undistributed net investment income                                                  4,693
Accumulated net realized gains/(losses) on investment
   transactions                                                                                  2,270
Net unrealized appreciation/(depreciation) of investmaent                                     (746,020)
                                                                                          ------------
Net Assets                                                                                $ 61,301,532
                                                                                          ============
   Outstanding Units of Beneficial Interest (Shares)                                         6,191,939
                                                                                          ============

Net Asset Value:
   Institutional Service Shares
    Offering and redemption price per share                                               $       9.90
                                                                                          ============


Statement of Operations

                                             For the year ended October 31, 1999

Investment Income:
Interest income                                                                           $ 3,643,286
Dividend income                                                                                50,058
Dividend income from affiliates                                                                33,916
                                                                                          -----------
   Total Income                                                                             3,727,260

Expenses:
Investment advisory fees                                              250,158
Service Organization fees                                             156,349
12b-1 fees                                                            156,349
Administration fees                                                   125,080
Accounting fees                                                        39,827
Custodian fees                                                         12,507
Transfer agent fees                                                    12,000
Other fees                                                             57,441

Total expenses before waivers                                                                 809,711
Less expenses waived                                                                         (403,726)
                                                                                          -----------
   Net Expenses                                                                               405,985
                                                                                          -----------
Net Investment Income                                                                       3,321,275
                                                                                          -----------

Realized/Unrealized Gains/(Losses) on
   Investments:
Net realized gains/(losses) on investment
   transactions                                                                                38,185
Net change in unrealized appreciation/depreciation of
   investments                                                                             (1,901,420)
                                                                                          -----------
Net realized/unrealized gains/(losses) on
   investments                                                                             (1,863,235)
                                                                                          -----------
Increase/(Decrease) in Net Assets Resulting from
   Operations                                                                             $ 1,458,040
                                                                                          ===========



                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Short-Term Bond Fund

Statements of Changes in Net Assets

                                                                                       For the           For the
                                                                                      Year ended       Year ended
                                                                                     October 31,       October 31,
                                                                                         1999             1998
                                                                                    --------------    -------------
From Investment Activities:
Operations:
   Net investment income                                                            $    3,321,275    $   3,259,856
   Net realized gains/(losses) on investment transactions                                   38,185            5,686
   Net change in unrealized appreciation/depreciation of investments                    (1,901,420)         696,063
                                                                                    --------------    -------------
   Change in net assets resulting from operations                                        1,458,039        3,961,605
                                                                                    --------------    -------------

Distributions to Shareholders:
   From net investment income                                                           (3,321,275)      (3,259,856)
                                                                                    --------------    -------------

Capital Transactions:
   Proceeds from shares issued                                                          14,900,559       15,889,131
   Dividends reinvested                                                                  1,065,943          917,278
   Cost of shares redeemed                                                             (14,172,666)      (8,819,515)
                                                                                    --------------    -------------
   Change in net assets from capital transactions                                        1,793,836        7,986,894
                                                                                    --------------    -------------
   Change in net assets                                                                    (69,399)       8,688,643

Net Assets:
   Beginning of period                                                                  61,370,931       52,682,288
                                                                                    --------------    -------------
   End of period                                                                    $   61,301,532    $  61,370,931
                                                                                    ==============    =============

Share Transactions:
   Issued                                                                                1,481,302        1,573,861
   Reinvested                                                                              106,091           90,835
   Redeemed                                                                             (1,412,655)        (872,890)
                                                                                    --------------    -------------
   Change in shares                                                                        174,738          791,806
                                                                                    ==============    =============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Intermediate Bond Fund

Statement of Assets and Liabilities


                                                                                               October 31, 1999
Assets:
Investments, at value (cost $55,672,511)                                                           $ 54,611,555
Investments in affiliates, at value (cost $1,041,364)                                                 1,041,364
Interest and dividends receivable                                                                       741,134

Receivable for investments  sold                                                                          3,114
Unamortized organizational costs                                                                         12,484
Prepaid expenses and other assets                                                                         5,039
                                                                                                   ------------
   Total Assets                                                                                      56,414,690

Liabilities:
Dividends payable                                                     276,988
Accrued expenses and other payables:
   Investment advisory fees                                            13,856
   Service Organization fees                                            3,822
   Administration fees                                                  1,531
   Custodian fees                                                         956
   Other payables                                                      26,089
   Total Liabilities                                                                                    323,242
                                                                                                   ------------
Net Assets                                                                                         $ 56,091,448
                                                                                                   ============


Net Assets consist of:
Capital                                                                                            $ 57,264,422
Accumulated undistributed (distributions in excess of)
   net investment income                                                                                   (961)
Accumulated net realized gains/(losses) on investment
   transactions                                                                                        (111,057)
Net unrealized appreciation/(depreciation) of
investments                                                                                          (1,060,956)
                                                                                                   ------------
Net Assets                                                                                         $ 56,091,448
                                                                                                   ============

   Outstanding Units of Beneficial Interest (Shares):                                                 5,690,274
                                                                                                   ============

Net Asset Value:

   Institutional Service Shares
    Offering and redemption price per share                                                        $       9.86
                                                                                                   ============

Statement of Operations
                                                                            For the year ended October 31, 1999
Investment Income:
Interest income                                                                                    $  3,513,186
Dividend income                                                                                          28,611
Dividend income from affiliates                                                                          29,423
                                                                                                   ------------
   Total Income                                                                                       3,571,220

Expenses:

Investment advisory fees                                              221,507
Service Organization fees                                             138,442
12b-1 fees                                                            138,442
Administration fees                                                   110,755
Accounting fees                                                        38,754
Custodian fees                                                         11,074
Transfer agent fees                                                    12,000
Other fees                                                             51,977

Total expenses before waivers                                                                           722,951
Less expenses waived                                                                                   (303,286)
                                                                                                   ------------
  Net Expenses                                                                                          419,665
                                                                                                   ------------
Net Investment Income                                                                                 3,151,555
                                                                                                   ------------

Realized/Unrealized   Gains/(Losses)   on
Investments:
Net realized gains/(losses) on investment
 transactions                                                                                          (114,143)
Net change in unrealized appreciation/depreciation
of investments                                                                                       (3,017,293)
                                                                                                   ------------
 Net realized/unrealized gains/(losses) on
  investments                                                                                        (3,131,436)
                                                                                                   ------------
Increase/(Decrease) in Net Assets Resulting from
  Operations                                                                                       $     20,119
                                                                                                   ============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Intermediate Bond Fund

Statements of Changes in Net Assets

                                                                                    For the               For the
                                                                                   Year ended           Year ended
                                                                                  October 31,           October 31,
                                                                                      1999                 1998
                                                                                 --------------       --------------
From Investment Activities:
Operations:
   Net investment income                                                          $   3,151,555        $   2,867,672
   Net realized gains/(losses) on investment transactions                              (114,143)             141,708
   Net change in unrealized appreciation/depreciation of investments                 (3,017,293)             942,254
                                                                                 --------------       --------------
   Change in net assets resulting from operations                                        20,119            3,951,634
                                                                                 --------------       --------------

Distributions to Shareholders:
   From net investment income                                                        (3,151,555)          (2,867,672)
   In excess of net realized gains                                                      (26,524)                   -
                                                                                 --------------       --------------
   Total distribution to shareholders                                                (3,178,079)          (2,867,672)

Capital Transactions:
   Proceeds from shares issued                                                       20,003,672           14,471,629
   Dividends reinvested                                                                 867,934              718,051
   Cost of shares redeemed                                                          (14,615,013)          (9,772,711)
                                                                                 --------------       --------------
   Change in net assets from capital transactions                                     6,256,593            5,416,969
                                                                                 --------------       --------------
   Change in net assets                                                               3,098,633            6,500,931

Net Assets:
   Beginning of period                                                               52,992,815           46,491,884
                                                                                 --------------       --------------
   End of period                                                                  $  56,091,448        $  52,992,815
                                                                                 ==============       ==============

Share Transactions:
   Issued                                                                             1,966,594            1,410,418
   Reinvested                                                                            85,790               69,956
   Redeemed                                                                          (1,444,364)            (952,303)
                                                                                 --------------       --------------
   Change in shares                                                                     608,020              528,071
                                                                                 ==============       ==============


                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Stock Fund

Statement of Assets and Liabilities
                                                                                   October 31, 1999
Assets:
Investments, at value (cost $104,390,620)                                             $  99,268,325
Investments in affiliates, at value (cost $3,239,255)                                     3,239,255
Interest and dividends receivable                                                           148,431
Receivable for investments sold                                                           1,125,797
Unamortized organizational costs                                                             15,307
Prepaid expenses and other assets                                                             7,434
                                                                                      -------------
   Total Assets                                                                         103,804,549

Liabilities:
Payable for investments purchased                            255,285
Accrued expenses and other payables:
   Investment advisory fees                                  116,820
   Service Organization fees                                   6,862
   Administration fees                                         2,769
   Custodian fees                                              1,715
   Other payables                                             41,586
   Total Liabilities                                                                        425,037
                                                                                      -------------
Net Assets                                                                            $ 103,379,512
                                                                                      =============

Net Assets consist of:
Capital                                                                               $ 105,645,057
Accumulated undistributed net investment income                                             792,202
Accumulated net realized gains/(losses) on investment
   transactions                                                                           2,064,548
Net unrealized appreciation/(depreciation) of investments                                (5,122,295)
                                                                                      -------------
Net Assets                                                                            $ 103,379,512
                                                                                      =============
   Outstanding Units of Beneficial Interest (Shares):                                    10,008,136
                                                                                      =============

Net Asset Value:
   Institutional Service Shares
     Offering and redemption price per share                                          $       10.33
                                                                                      =============


   Statement of Operations

                                                                For the year ended October 31, 1999
Investment Income:
Dividend income                                                                       $   2,372,603
Dividend income from affiliates                                                              61,969
                                                                                      -------------
   Total Income                                                                           2,434,572

Expenses:
Investment advisory fees                                   1,116,400
Service Organization fees                                    279,099
12b-1 fees                                                   279,099
Administration fees                                          223,282
Custodian fees                                                22,326
Transfer agent fees                                           12,000
Other fees                                                   125,696

Total expenses before waivers                                                             2,057,902
Less expenses waived                                                                       (618,495)
                                                                                      -------------
   Net Expenses                                                                           1,439,407
                                                                                      -------------
Net Investment Income                                                                       995,165
                                                                                      -------------

Realized/Unrealized Gains/(Losses) on
   Investments:
Net realized gains/(losses) on investment
   transactions                                                                           2,131,229
Net change in unrealized appreciation/depreciation of
   investments                                                                           (2,604,259)
                                                                                      -------------
Net realized/unrealized gains/(losses) on
   investments                                                                             (473,030)
                                                                                      -------------
Increase/(Decrease) in Net Assets Resulting from
   Operations                                                                          $    522,135
                                                                                      =============


                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Stock Fund

Statements of Changes in Net Assets

                                                                                     For the             For the
                                                                                    Year ended          Year ended
                                                                                    October 31,         October 31,
                                                                                       1999                1998
                                                                                   -------------       --------------
From Investment Activities:
Operations:
   Net investment income                                                           $     995,165       $      611,250
   Net realized gains/(losses) on investment transactions                              2,131,229           14,159,299
   Net change in unrealized appreciation/depreciation of investments                  (2,604,259)          (4,384,432)
                                                                                   -------------       --------------
   Change in net assets resulting from operations                                        522,135           10,386,117
                                                                                   -------------       --------------

Distributions to Shareholders:
   From net investment income                                                           (694,971)            (395,475)
   From net realized gains on investment transactions                                (14,130,033)          (3,918,048)
                                                                                   -------------       --------------
   Total distribution to shareholders                                                (14,825,004)          (4,313,523)

Capital Transactions:
   Proceeds from shares issued                                                        53,726,460           29,168,396
   Dividends reinvested                                                                7,647,655            2,109,220
   Cost of shares redeemed                                                           (44,215,795)         (16,660,584)
                                                                                   -------------       --------------
   Change in net assets from capital transactions                                     17,158,320           14,617,032
                                                                                   -------------       --------------
   Change in net assets                                                                2,855,451           20,689,626

Net Assets:
   Beginning of period                                                               100,524,061           79,834,435
                                                                                   -------------       --------------
   End of period                                                                   $ 103,379,512       $  100,524,061
                                                                                   =============       ==============

Share Transactions:
   Issued                                                                              4,880,076            2,494,495
   Reinvested                                                                            731,133              191,573
   Redeemed                                                                           (3,931,066)          (1,418,435)
                                                                                   -------------       --------------
   Change in shares                                                                    1,680,143            1,267,633
                                                                                   =============       ==============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
International Multi-Manager Stock Fund

Statement of Assets and Liabilities

                                                                                October 31, 1999
Assets:
Investments in International Equity Portfoilo, at value (cost
$59,839,096)                                                                    $      63,472,241
Unamortized organizational costs                                                            8,098
Prepaid expenses and other assets                                                           4,644
                                                                                -----------------
   Total Assets                                                                        63,484,983
Liabilities:

Accrued expenses and other payables:
   Investment advisory fees                                         18,719
   Service Organization fees                                         4,279
   Administration fees                                               1,291
   Other payables                                                   19,475
   Total Liabilities                                                                       43,764
                                                                                 ----------------
Net Assets                                                                      $      63,441,219
                                                                                 ================



Net Assets consist of:
Capital                                                                         $      55,139,443
Accumulated undistributed net investment income                                           902,454
Accumulated net realized gains/(losses) on investment
   transactions                                                                         3,766,177


Net unrealized appreciation/(depreciation) of investments                               3,633,145
                                                                                -----------------
Net Assets                                                                      $      63,441,219
                                                                                =================
   Outstanding Units of Beneficial Interest (Shares):                                   4,823,595
                                                                                =================

Net Asset Value:
   Institutional Service Shares
    Offering and redemption price per share                                     $           13.15
                                                                                =================

Statement of Operations

                                                              For the year ended October 31, 1999
Investment Income Allocated from
International Equity Portfolio:
Interest Income                                                                 $         161,529
Dividend income                                                                         1,528,445
Income from securities lending                                                             46,895
Foreign tax withholding                                                                  (157,763)
Expenses                                                                                 (223,511)
                                                                                  ---------------
 Total Income                                                                           1,355,595


Expenses:
Investment advisory fees                                           237,313
Service Organization fees                                          148,321
12b-1 fees                                                         148,321
Administration fees                                                 88,993
Accounting fees                                                     30,013
Transfer agent fees                                                 12,000
Other fees                                                          46,153


Total expenses before waivers                                                             711,114
Less expenses waived                                                                     (286,636)
                                                                                 ----------------
 Net Expenses                                                                             424,478
                                                                                 ----------------
Net Investment Income                                                                     931,117
                                                                                 ----------------


Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investment transactions                                  5,627,957
Net change in unrealized appreciation/depreciation of investments                       3,715,892
                                                                                 ----------------
Net realized/unrealized gains/(losses) on investments                                   9,343,849
                                                                                 ----------------
Increase/(Decrease) in Net Assets Resulting from Operations                     $      10,274,966
                                                                                 ================



                       See Notes To Financial Statements

INTRUST FUNDS TRUST
International Multi-Manager Stock Fund

Statements of Changes in Net Assets

                                                                                    For the                   For the
                                                                                  Year ended                 Year ended
                                                                                  October 31,                October 31,
                                                                                     1999                       1998
                                                                                --------------              -------------
From Investment Activities:
Operations:
   Net investment income                                                         $     931,117              $     878,250
   Net realized gains/(losses) on investment transactions                            5,627,957                  1,663,174
   Net change in unrealized appreciation/depreciation of
   investments                                                                       3,715,892                   (989,259)
                                                                                --------------              -------------
   Change in net assets resulting from operations                                   10,274,966                  1,552,165
                                                                                --------------              -------------

Distributions to Shareholders:
   From net investment income                                                         (707,672)                  (499,827)
   From net realized gains on investment transactions                                        -                   (351,828)
                                                                                --------------              -------------
   Total distribution to shareholders                                                 (707,672)                  (851,655)

Capital Transactions:
   Proceeds from shares issued                                                      18,949,717                 29,807,759
   Dividends reinvested                                                                353,424                    424,581
   Cost of shares redeemed                                                         (20,933,756)               (16,563,493)
                                                                                --------------              -------------
   Change in net assets from capital transactions                                   (1,630,615)                13,668,847
                                                                                --------------              -------------
   Change in net assets                                                              7,936,679                 14,369,357

Net Assets:
   Beginning of period                                                              55,504,540                 41,135,183
                                                                                --------------              -------------
   End of period                                                                 $  63,441,219              $  55,504,540
                                                                                ==============              =============

Share Transactions:
   Issued                                                                            1,571,935                  2,684,450
   Reinvested                                                                           30,520                     40,321
   Redeemed                                                                         (1,759,367)                (1,493,886)
                                                                                --------------              -------------
   Change in shares                                                                   (156,912)                 1,230,885
                                                                                ==============              =============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Statement of Assets and Liabilities
                                                                           October 31, 1999

Assets:
Investments, at value (cost $154,176,751)                                      $ 148,757,075
Interest and dividends receivable                                                  2,067,025
Receivable for investments sold                                                    2,174,125
Prepaid expenses and other assets                                                     11,268
                                                                               -------------
   Total Assets                                                                  153,009,493


Liabilities:
Payable for investments purchased                            6,743,067
Dividends payable                                              571,377
Accrued expenses and other payables:
   Investment advisory fees                                     21,467
   Service Organization fees                                     9,974
   Administration fees                                           3,978
   Custodian fees                                                2,493
   Other payables                                               49,991
   Total Liabilities                                                               7,402,347
                                                                               -------------
Net Assets                                                                     $ 145,607,146
                                                                               =============


Net Assets consist of:
Capital                                                                          151,682,345
Accumulated undistributed net investment income                                        2,264
Accumulated net realized gains/(losses) on investment transactions                  (657,787)
Net unrealized appreciation/(depreciation) of investments                         (5,419,676)
                                                                               -------------
Net Assets                                                                     $ 145,607,146
                                                                               =============
   Outstanding Units of Beneficial Interest (Shares):                          $  14,384,486
                                                                               =============


Net Asset Value:
    Institutional Service Shares
    Offering and redemption price per share                                    $       10.12
                                                                               =============

Statement of Operations
                                                         For the year ended October 31, 1999
Investment Income:
Interest Income                                                                $   7,347,134
Dividend income                                                                       68,198
                                                                               -------------
  Total Income                                                                     7,415,332


Expenses:
Investment advisory fees                                       446,822
Service Organization fees                                      372,437
12b-1 fees                                                     372,437
Administration fees                                            297,883
Accounting fees                                                 39,357
Custodian fees                                                  29,786
Transfer agent fees                                             12,000
Other fees                                                     128,315


Total expenses before waivers                                                      1,699,037
Less expenses waived                                                                (898,419)
                                                                               -------------
  Net Expenses                                                                       800,618
                                                                               -------------
Net Investment Income                                                              6,614,714
                                                                               -------------

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on investment transactions                              (657,785)
Net change in unrealized appreciation/depreciation of investments                (10,012,344)
                                                                               -------------
Net realized/unrealized gains/(losses) on investments                            (10,670,129)
                                                                               -------------
Increase/(Decrease) in Net Assets Resulting from Operations                    $  (4,055,415)
                                                                               =============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Statements of Changes in Net Assets

                                                                                   For the                 For the
                                                                                  Year ended              Year ended
                                                                                  October 31,             October 31,
                                                                                     1999                     1998
                                                                                 ------------            -------------
From Investment Activities:
Operations:
   Net investment income                                                         $   6,614,714           $   5,885,281
   Net realized gains/(losses) on investment transactions                             (657,785)                597,281
   Net change in unrealized appreciation/depreciation of investments               (10,012,344)              1,617,648
                                                                                 -------------           -------------
   Change in net assets resulting from operations                                   (4,055,415)              8,100,750
                                                                                 -------------           -------------

Distributions to Shareholders:
   From net investment income                                                       (6,614,714)             (5,885,281)
   From net realized gains on investments                                                    -                (332,132)
   In excess of net realized gains                                                    (595,564)                      -
                                                                                 -------------           -------------
   Total distribution to shareholders                                               (7,210,278)             (6,217,413)

Capital Transactions:
   Proceeds from shares issued                                                      54,885,662              40,349,944
   Dividends reinvested                                                                779,890                 445,962
   Cost of shares redeemed                                                         (31,710,177)            (13,377,639)
                                                                                 -------------           -------------
   Change in net assets from capital transactions                                   23,955,375              27,418,267
                                                                                 -------------           -------------
   Change in net assets                                                             12,689,682              29,301,604

Net Assets:
   Beginning of period                                                             132,917,464             103,615,860
                                                                                 -------------           -------------
   End of period                                                                 $ 145,607,146           $ 132,917,464
                                                                                 =============           =============

Share Transactions:
   Issued                                                                            5,132,032               3,735,461
   Reinvested                                                                           73,066                  41,258
   Redeemed                                                                         (3,018,624)             (1,235,603)
                                                                                 -------------           -------------
   Change in shares                                                                  2,186,474               2,541,116
                                                                                 =============           =============

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal                Amortized
                                                                                 Amount                    Cost
                                                                                 ------                    ----
Bank Notes  (25.7%)
Banking  (25.7%)

American Express Centurion, 5.62%*,11/1/99                                      $4,000,000              $ 3,999,999
Banco Popular de Puerto Rico, 5.42%*,11/9/99                                     3,000,000                3,000,000
First Union National Bank, 6.13%*,1/19/00                                        3,000,000                3,000,000
Fleet National Bank, 6.34%*,1/26/00                                              2,000,000                2,001,601
Fleet National Bank, 5.34%*,11/10/99                                             2,000,000                1,999,525
Key Bank, 6.17%*, 1/13/00                                                        3,000,000                3,000,868
Mellon Bank, 5.48%*, 11/30/99                                                    4,000,000                3,999,073
National City Bank, 5.48%*, 11/30/99                                             4,000,000                3,998,367
                                                                                                        -----------
Total Bank Notes (Amortized Cost $24,999,433)                                                            24,999,433
                                                                                                        -----------
Certificates of Deposit  (12.3%)
Banking  (7.2%)

Bankers Trust Co., 6.16%*, 1/10/00                                               5,000,000                4,997,729
First Union National Bank, 5.61%*,12/27/99                                       2,000,000                2,000,000
                                                                                                        -----------
                                                                                                          6,997,729
                                                                                                        -----------
Yankee Certificate of Deposit  (5.1%)

Landbank Hessen-Thueringen Ny, 6.07%*, 1/4/00                                    5,000,000                4,996,917
                                                                                                        -----------
Total Certificates of Deposit (Amortized Cost $11,994,646)                                               11,994,646
                                                                                                        -----------
Commercial Paper  (3.1%)
Financial-Banking  (3.1%)

General Electric Capital Corp., 5.45%, 12/10/99                                  3,000,000                3,000,000
                                                                                                        -----------
Total Commercial Paper (Amortized Cost $3,000,000)                                                        3,000,000
                                                                                                        -----------
Funding Agreements  (2.1%)

Security Life of Denver Insurance Co., 5.56%, 11/19/99 (d)(e)                    2,000,000                2,000,000
                                                                                                        -----------
Total Funding Agreements (Amortized Cost $2,000,000)                                                      2,000,000
                                                                                                        -----------
Medium Term/Senior Notes  (49.3%)
Banking  (9.2%)

Bank One Corp., 5.60%*,11/10/99                                                  3,000,000                3,002,334
Chase Manhattan Corp., 5.56%*,11/30/99                                           3,000,000                3,001,652
Wells Fargo & Co., 5.41%*,12/10/99                                               3,000,000                2,999,470
                                                                                                        -----------
                                                                                                          9,003,456
                                                                                                        -----------
Financial Services  (31.9%)

American Honda Finance, 5.46%*,12/13/99 (b)                                      5,000,000                4,998,573
Caterpillar Financial Services, 5.45%*, 11/16/99                                 5,000,000                4,999,940
Ford Motor Credit Co., 5.50%*, 12/30/99                                          5,000,000                4,995,517
General Motors Acceptance Corp., 5.36%*, 11/2/99 (d)                             3,000,000                3,000,000
Goldman Sachs Group, Inc, 5.64%*,12/16/99 (c)                                    4,000,000                4,000,000
JP Morgan & Co., 6.17%*,1/24/00                                                  2,000,000                1,999,708
Merrill Lynch, 6.13%*,1/3/00                                                     5,000,000                5,003,303
Morgan Stanley Dean Witter, 6.13%*,1/3/00                                        2,000,000                2,000,847
                                                                                                        -----------
                                                                                                         30,997,888
                                                                                                        -----------
Foreign Banking  (8.2%)

AB Spintab Euro, 5.54%*, 12/30/99                                                3,000,000                3,000,198

Continued

INTRUST FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal                Amortized
                                                                                 Amount                    Cost
                                                                                 ------                    ----
Svenska Handelsbanken, 6.17%*, 1/13/00                                          $5,000,000              $ 4,995,569
                                                                                                        -----------
                                                                                                          7,995,767
                                                                                                        -----------


Total Medium Term/Senior Notes (Amortized Cost $47,997,111)                                              47,997,111
                                                                                                        -----------
Repurchase Agreements  (7.3%)

Merrill Lynch & Co., Inc., 5.27% dated 10/29/99, due 11/1/99, with a maturity    7,155,186                7,155,186
                                                                                                        -----------
value of $7,158,285 (Collateralized by $14,475,000 in two Resolution
Funding Strips, with a combined market value of $7,299,489)

Total Repurchase Agreements (Amortized Cost $7,155,186)                                                   7,155,186
                                                                                                        -----------



Total (Amortized Cost $97,146,376) (a) - 99.8%                                                          $97,146,376
                                                                                                         ==========

__________________

Percentages indicated are based on net assets of $97,364,068.

  (a) Cost for federal income tax and financial reporting purposes are the same.
  (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
  (c) Includes 7-day unconditional put.
  (d) Includes 90-day unconditional put.
  (e) Represents a restricted security deemed to be illiquid.

  * Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1999. Maturity date reflects next rate change date.



See Notes to Financial Statements.

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                          Principal                        Market
                                                                                        Amount/Shares                       Value
                                                                                        -------------                       -----
Asset Backed Securities  (11.3%)

AESOP Funding II LLC, Series 1997-1A, Class A1, 6.22%,
10/20/01, (b)                                                                              $1,500,000                    $1,498,553

Federal Agricultural Mortgage Corp., Series CS-1012, Class 1,
7.06%, 7/25/02                                                                              1,882,754                     1,888,930

Green Tree Financial Corp., Series 1993-4, Class A3, 6.25%,
1/15/19                                                                                       212,804                       212,918

Green Tree Financial Corp., Series 1994-1, Class A3, 6.90%,
4/15/19                                                                                       166,861                       167,121

Household Consumer Loan Trust, Series 1995-1, Class A,
5.65%*,11/15/99                                                                               694,181                       695,372

Keystone Home Improvement Loan Trust, Series 1997-P2, Class
 IA3, 6.99%, 4/25/14, (b)                                                                     638,838                       636,442

Main Place Fund, Series 1999-1, 5.61%*, 11/26/99                                            1,000,000                       998,015
Team Fleet Financing Corp., Series 1997-1, Class A, 7.35%,
5/15/03, (b)                                                                                  800,000                       801,700
                                                                                                                         ----------

Total Asset Backed Securities (Cost $6,919,864)                                                                           6,899,051
                                                                                                                         ----------

Collateralized Mortgage Obligations  (16.1%)

Commercial Loan Funding Trust, Series 1, Class A,
5.65%*,11/15/99, (b)                                                                          513,997                       510,130

Fannie Mae, Series 1999-19, Class LA, 6.50%, 9/25/08                                        1,750,000                     1,744,513
Fannie Mae, Series 1999-19, Class PB, 6.00%, 6/25/08                                        1,500,000                     1,481,827
Fannie Mae, Series 1999-19, Class PC, 6.00%, 9/25/14                                        1,250,000                     1,223,943
Freddie Mac, Series 1612, Class PD, 5.75%, 5/15/06                                            438,797                       438,251
Freddie Mac, Series 1708, Class B, 6.00%, 4/15/06                                             328,857                       328,635
Freddie Mac, Series 2091, Class PC, 6.00%, 6/15/16                                          1,250,000                     1,216,094
Independent National Mortgage Corp., 7.71%*,11/25/99                                          369,896                       384,092
Merrill Lynch Mortgage Investors, Inc., Series 1993-F, Class A3,
6.00%*,11/15/99                                                                               734,897                       735,768

Merrill Lynch Mortgage Investors, Inc., Series 1992-H, Class
A1-1, 7.30%*,11/25/99                                                                         151,767                       151,185

Merrill Lynch Mortgage Investors, Inc., Series 1994-1, Class A1,
7.36%*, 11/25/99                                                                              123,259                       123,686

Merrill Lynch Mortgage Investors, Inc., Series 1994-D, Class A,
6.96%*,11/25/99                                                                               226,280                       225,467

Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%, 12/15/14                                52,897                        52,840
Vendee Mortgage Trust, Series 1993-1, Class E, 7.00%, 1/15/16                               1,246,984                     1,253,548
                                                                                                                         ----------
Total Collateralized Mortgage Obligations (Cost $10,003,480)                                                              9,869,979
                                                                                                                         ----------

Corporate Bonds  (28.4%)

Banking  (2.9%)

Citicorp, 9.50%, 2/1/02                                                                       750,000                       796,023
Mercantile Bancorp, 7.05%, 6/15/04                                                          1,000,000                       998,222
                                                                                                                         ----------
                                                                                                                          1,794,245
                                                                                                                         ----------
Computer Hardware  (1.1%)

Sun Microsystems, Inc., 7.00%, 8/15/02                                                        650,000                       653,502
                                                                                                                         ----------

Continued

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                        Principal                         Market
                                                                                      Amount/Shares                        Value
                                                                                      -------------                        -----
Electric Utility (0.8%0

Texas Utilities, 6.20%, 10/1/02, MBIA                                                       $ 500,000                   $   494,621
                                                                                                                        -----------
Film & Entertainment  (1.6%)

Dream Works Film Trust, 6.40%*, 1/15/00, (b)                                                1,000,000                       998,125
                                                                                                                        -----------
Financial Services  (4.3%)

First Data Corp., 6.82%, 9/18/01                                                              750,000                       755,411
Ford Capital BV, 9.38%, 5/15/01                                                             1,100,000                     1,146,548
General Electric Capital Corp., 6.29%*, 12/15/07, Callable
12/15/01 @ 100                                                                                750,000                       747,827
                                                                                                                        -----------

                                                                                                                          2,649,786
                                                                                                                        -----------
Food & Household Products  (1.0%)

Kroger, Inc., 6.41%, 10/1/10                                                                  600,000                       598,678
                                                                                                                        -----------
Industrial  (4.4%)

VFC, 9.50%, 5/1/01                                                                          1,000,000                     1,042,658
Philip Morris Companies, Inc., 8.75%, 6/1/01                                                  600,000                       613,630
Whitman Corp., 7.50%, 8/15/01                                                               1,000,000                     1,013,954
                                                                                                                        -----------
                                                                                                                          2,670,242
                                                                                                                        -----------
Industrial Goods & Services  (4.8%)

Cargill, Inc., 7.72%, 2/12/02, (b)                                                            285,815                       289,873
McDonald's Corp., 6.00%, 6/23/02                                                              800,000                       792,494
Nabisco, Inc., 6.00%, 2/15/11                                                                 250,000                       247,584
Newell Co., 6.18%, 7/11/00                                                                  1,000,000                     1,000,778
Tyco International Ltd., 6.50%, 11/1/01                                                       700,000                       699,199
                                                                                                                        -----------
                                                                                                                          3,029,928
                                                                                                                        -----------
Oil Field Services  (0.8%)

Colonial Pipeline, 7.13%, 8/15/02, (b)                                                        500,000                       506,737
                                                                                                                        -----------
Retail Stores/Catalog  (3.6%)

J.C. Penney & Co., 6.95%, 4/1/00                                                            1,000,000                     1,003,273
May Department Stores Co., 9.88%, 6/15/00                                                     385,000                       393,324
Rite Aid Corp., 6.70%, 12/15/01                                                             1,000,000                       805,000
                                                                                                                        -----------
                                                                                                                          2,201,597
                                                                                                                        -----------
Telephone  (1.6%)

AT&T Corp., 5.63%, 3/15/04                                                                  1,000,000                       957,996
                                                                                                                        -----------
Transportation - Railways  (1.5%)
Norfolk Southern Corp., 6.88%, 5/1/01                                                         900,000                       901,165
                                                                                                                        -----------
Total Corporate Bonds (Cost $17,818,123)                                                                                 17,456,622
                                                                                                                        -----------

Medium Term/Senior Notes  (2.0%)

Diversified Operations  (1.2%)

USAA Capital Corp., 6.90%, 11/01/02 (b)                                                       750,000                       750,000
                                                                                                                        -----------
Financial Services  (0.8%)

Charles Schwab, 7.19%, 5/31/01                                                                500,000                       503,922
                                                                                                                        -----------
Total Medium Term/Senior Notes (Cost $1,252,955)                                                                          1,253,922
                                                                                                                        -----------

Taxable Municipal Bonds  (14.9%)

Colorado  (2.4%)
Denver, City & County, School District #01, 6.34%, 12/15/00,                                1,500,000                     1,500,020
                                                                                                                        -----------
AMBAC

Connecticut  (1.3%)


Continued

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                            Principal                      Market
                                                                                          Amount/Shares                     Value
                                                                                          -------------                     -----
State, GO, Series A, 5.70%, 1/15/01                                                        $  800,000                    $  792,206
                                                                                                                         ----------
Maryland  (0.9%)

Baltimore, GO, Series B, 6.38%, 10/15/00, FGIC                                                565,000                       564,720
                                                                                                                         ----------
Minnesota  (1.6%)
Western Minnesota Power Agency, Revenue, Series A, 6.33%,                                   1,000,000                       995,696
                                                                                                                         ----------
1/1/02, AMBAC

New Jersey  (3.1%)

New Jersey, Hudson County, GO, 6.09%, 9/1/05                                                  895,000                       851,477
New Jersey, Taxable - Series G, GO, 6.38%, 8/01/01                                          1,000,000                       999,384
                                                                                                                         ----------
                                                                                                                          1,850,861
                                                                                                                         ----------
New York  (3.3%)

New York, NY, GO, Series K, 6.10%, 8/1/01                                                   1,000,000                       998,080
State, GO, Series C, 6.13%, 3/1/02                                                          1,000,000                       991,344
                                                                                                                         ----------
                                                                                                                          1,989,424
                                                                                                                         ----------
Oregon  (0.7%)

Cow Creek Band Umpqua Tribe of Indians, Revenue, Series A,                                    450,000                       439,738
                                                                                                                         ----------
6.20%, 7/1/03, AMBAC (b)

Washington  (1.6%)

State, Housing Trust Fund, GO, Series T, 6.60%, 1/1/01                                      1,000,000                       999,434
                                                                                                                         ----------
Total Taxable Municipal Bonds (Cost $9,222,727)                                                                           9,132,099
                                                                                                                         ----------

U.S. Government Agency Obligations  (15.5%)

Fannie Mae  (7.0%)

5.00%*,12/3/99                                                                              1,000,000                       991,872
5.13%, 2/13/04                                                                              3,500,000                     3,327,716
                                                                                                                         ----------
                                                                                                                          4,319,588
                                                                                                                         ----------
Federal Home Loan Bank  (7.7%)

5.00%*, 11/10/99, Series Y 00                                                               1,800,000                     1,787,072
5.63%, 3/19/01, Series 87                                                                   2,900,000                     2,882,470
                                                                                                                         ----------
                                                                                                                          4,669,542
                                                                                                                         ----------
Freddie Mac  (0.8%)

5.00%*,12/10/99                                                                               500,000                       498,522
                                                                                                                         ----------
Total U.S. Government Agency Obligations (Cost $9,533,079)                                                                9,487,652
                                                                                                                         ----------

U.S. Government Agency Pass-Through Securities  (5.6%)

Fannie Mae  (4.8%)

7.38%*, 11/1/99, Pool #365421                                                                 196,992                       198,108
6.93%, 3/1/01, Pool #160334                                                                   881,990                       882,728
6.00%, 2/1/14, Pool #459495                                                                 1,946,544                     1,874,551
                                                                                                                         ----------
                                                                                                                          2,955,387
                                                                                                                         ----------
Freddie Mac  (0.3%)

7.08%*, 11/1/99, Pool #846367                                                                 171,452                       176,151
                                                                                                                         ----------


Continued

INTRUST FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                            Principal                     Market
                                                                                          Amount/Shares                    Value
                                                                                           -------------                   -----
Small Business Administration  (0.5%)

8.48%*, 11/1/99, Pool #503664                                                                $109,582                  $    116,005
8.88%*, 11/1/99, Pool #503653                                                                  76,816                        81,114
9.23%*, 11/1/99, Pool #502966                                                                  75,980                        82,581
                                                                                                                       ------------
                                                                                                                            279,700
                                                                                                                       ------------
Total U.S. Government Agency Pass-Through Securities (Cost $3,487,995)                                                    3,411,238
                                                                                                                       ------------

U.S. Treasury Obligations  (2.4%)

U.S. Treasury Notes  (2.4%)

7.88%, 11/15/04                                                                             1,350,000                     1,454,204
                                                                                                                       ------------
Total U.S. Treasury Obligations (Cost $1,472,564)                                                                         1,454,204
                                                                                                                       ------------

Investment Companies  (4.2%)

American AAdvantage U.S. Government Money Market (c)                                        2,559,234                     2,559,234
                                                                                                                       ------------
Total Investment Companies (Cost $2,559,234)                                                                              2,559,234
                                                                                                                       ------------

Total (Cost $62,270,021) (a) - 100.4%                                                                                  $ 61,524,001
                                                                                                                       ============

____________

Percentages indicated are based on net assets of $61,301,532.

(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

Unrealized appreciation                            $  56,564
Unrealized depreciation                             (802,584)
                                                   ---------
Net unrealized depreciation                        $(746,020)
                                                   =========


(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of trustees.

(c) Investment in affiliate.

* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1999. Maturity date reflects next rate change date.

AMBAC = Insured by AMBAC Indemnity Corp.
FGIC  = Insured by Financial Guaranty Insurance Corp.
GO    = General Obligation
MBIA  = Insured by Municipal Bond Insurance Association


See Notes to Financial Statements.

INTRUST FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal                Market
                                                                              Amount/Shares               Value
                                                                              -------------              ------
Asset Backed Securities  (14.0%)

EQCC Home Equity Loan Trust, Series 1995-3, Class A4, 7.10%,                    $1,000,000              $ 1,005,195
2/15/12

EQCC Home Equity Loan Trust, Series 1996-2, Class A4, 7.50%,                       700,000                  709,146
6/15/21

Ford Credit Auto Owner Trust, Series 1998-B, Class A4, 5.90%,                    1,000,000                  991,815
6/15/02

Green Tree Financial Corp., Series 1997-7, Class A8, 6.86%,                      1,137,643                1,074,941
7/15/29

Household Consumer Loan Trust, Series 1997-1, Class A3,                            465,764                  462,017
5.76%*,11/15/99

Keystone Home Improvement Loan Trust, Series 1997-P2, Class                        638,838                  636,442
 IA3, 6.99%, 4/25/14, (b)

Main Place Fund, Series 1999-1, 5.17%*,11/26/99                                  1,000,000                  998,015
Premier Auto Trust, Series 1997-1, Class B, 6.55%, 9/6/03                        1,000,000                1,000,945
Team Fleet Financing Corp., Series 1997-1, Class A, 7.35%,                       1,000,000                1,002,125
                                                                                                         ----------
5/15/03, (b)

Total Asset Backed Securities (Cost $7,963,860)                                                           7,880,641
                                                                                                         ----------

Collateralized Mortgage Obligations  (11.8%)

American Housing Trust, Series VI, Class 1-I, 9.15%, 5/25/20                       503,421                  523,428
Asset Securitization Corp., Series 1997-D4, Class A1C, 7.42%,                      750,000                  764,486
4/14/29

GMAC Commercial Mortgage Securities, Inc., Series 1996-C1,                         350,000                  350,719
Class A2B, 7.22%, 2/15/06

Independent National Mortgage Corp., Series 1994-V, Class M,                       393,355                  407,769
8.03%*,11/25/99

Merrill Lynch Mortgage Investors, Inc., Series 1992-H, Class                       151,767                  151,185
A1-1, 7.30%*,11/25/99

Merrill Lynch Mortgage Investors, Inc., Series 1994-I, Class A1,                   123,259                  123,686
7.36%*, 11/25/99

Merrill Lynch Mortgage Investors, Inc., Series 1997-C1, Class                    1,000,000                  997,555
A3, 7.12%, 6/18/29

Resolution Trust Corp., Series 1995-1, Class A2D, 7.50%,                           750,000                  751,702
10/25/28

Saco I, Inc., Series 1997-2, Class 1A2, 7.00%, 8/25/36 (b)                         750,000                  749,063
Vendee Mortgage Trust, Series 1992-1, Class 2D, 7.75%, 12/15/14                     52,897                   52,840
Vendee Mortgage Trust, Series 1995-1C, Class 3E, 8.00%, 7/15/18                    750,000                  758,341
Vendee Mortgage Trust, Series 1997-1, Class 2C, 7.50%, 9/15/17                   1,000,000                1,008,535
                                                                                                         ----------
Total Collateralized Mortgage Obligations (Cost $6,702,048)                                               6,639,309
                                                                                                         ----------

Corporate Bonds  (28.4%)
Airlines  (3.0%)

Continental Airlines, Series 972A, 7.15%, 6/30/07                                  944,636                  932,691
NWA Trust, 8.26%, 3/10/06 (b)                                                      716,830                  726,201
                                                                                                         ----------

                                                                                                          1,658,892
                                                                                                         ----------

Continued

INTRUST FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal                Market
                                                                              Amount/Shares               Value
                                                                              -------------              ------
Banking  (3.7%)

Amsouth Bancorp, 6.13%, 3/1/09                                                  $  700,000              $   632,310

Chase Capital VI, 5.94%*, 11/1/99, Callable 8/1/03 @ 100                           750,000                  706,614
First Bank System, Inc., 7.63%, 5/1/05                                             700,000                  724,888
                                                                                                         ----------
                                                                                                          2,063,812
                                                                                                         ----------
Consumer Goods & Services  (1.2%)

Levi Strauss & Co., 6.80%, 11/1/03, (b)                                            750,000                  659,974
                                                                                                         ----------
Electric Utility  (2.6%)

Texas Utilities, 6.20%, 10/1/02, MBIA                                              500,000                  494,621
Utilicorp, 6.88%, 10/1/04, AMBAC                                                 1,000,000                  980,710
                                                                                                         ----------
                                                                                                          1,475,331
                                                                                                         ----------
Electrical & Electronic  (0.9%)

Philips Electronics N.V., 7.75%, 4/15/04                                           500,000                  509,259
                                                                                                         ----------
Financial Services  (6.3%)

Goldman Sachs Group LP, 7.88%, 1/15/03 (b)                                         500,000                  514,929
Prudential Insurance, 7.65%, 7/1/07 (b)                                          1,000,000                1,009,277
Reinsurance Group of America, 7.25%, 4/1/06 (b)                                    500,000                  490,383
Reliastar Financial Corp., 7.13%, 3/1/03                                           600,000                  604,296
Terra Nova Holdings, 7.20%, 8/15/07                                              1,000,000                  963,906
                                                                                                         ----------
                                                                                                          3,582,791
                                                                                                         ----------
Industrial Goods & Services  (4.4%)

Aramark Corp., 6.75%, 8/1/04                                                       500,000                  482,234
Nabisco, Inc., 6.00%, 2/15/11                                                      250,000                  247,584
Tenneco, Inc., 10.08%, 2/1/01                                                    1,000,000                1,036,617
Tyco International Ltd., 6.50%, 11/1/01                                            700,000                  699,198
                                                                                                         ----------
                                                                                                          2,465,633
                                                                                                         ----------
Retail Stores/Catalog  (2.7%)

Kohls Corp., 6.70%, 2/1/06                                                         500,000                  487,333
May Department Stores Co., 7.15%, 8/15/04                                        1,000,000                1,016,715
                                                                                                         ----------
                                                                                                          1,504,048
                                                                                                         ----------
Retail-General Merchandise  (1.3%)

Pep Boys, 6.71%, 11/3/04                                                           750,000                  702,170
                                                                                                         ----------
Schools  (1.4%)

Harvard University, 8.13%, 4/15/07                                                 750,000                  808,970
                                                                                                         ----------
Tobacco  (0.9%)

Philip Morris Cos., Inc., 7.63%, 5/15/02                                           500,000                  502,923
                                                                                                         ----------
Total Corporate Bonds (Cost $16,262,282)                                                                 15,933,803
                                                                                                         ----------
Medium Term/Senior Notes  (9.2%)
Aluminum  (1.3%)

Reynolds Metals, 7.00%, 5/15/09                                                    750,000                  726,832
                                                                                                         ----------
Banking  (2.2%)

Mercantile Bancorp, 7.05%, 6/15/04                                                 750,000                  748,666
United Missouri Bancshares, Inc., 7.30%, 2/24/03                                   500,000                  506,565
                                                                                                         ----------
                                                                                                          1,255,231
                                                                                                         ----------
Financial Services  (3.5%)

Charles Schwab, 7.19%, 5/31/01                                                     500,000                  503,922
Merrill Lynch, 5.44%*,11/10/99                                                     700,000                  698,102


Continued

INTRUST FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal                Market
                                                                              Amount/Shares               Value
                                                                              -------------              ------
Paine Webber Group, 6.90%, 8/15/03                                              $  750,000              $   741,527
                                                                                                         ----------
                                                                                                          1,943,551
                                                                                                         ----------

Oil & Gas Exploration Products & Services  (1.3%)

Vastar Resources, Inc., 6.95%, 11/8/06                                             750,000                  734,146
                                                                                                         ----------
Semiconductors  (0.9%)

Applied Materials, Inc., 6.70%, 9/6/05                                             500,000                  481,090
                                                                                                         ----------
Total Medium Term/Senior Notes (Cost $5,197,137)                                                          5,140,850
                                                                                                         ----------
Taxable Municipal Bonds  (9.2%)
Minnesota  (2.0%)

St. Paul, GO, 6.05%, 2/1/07                                                      1,195,000                1,130,462
                                                                                                         ----------
New York  (2.7%)

New York, NY, Series K, GO, 6.10%, 8/1/01                                          750,000                  748,560
State, Series C, GO, 6.13%, 3/1/02                                                 800,000                  793,075
                                                                                                         ----------
                                                                                                          1,541,635
                                                                                                         ----------
Pennsylvania  (1.3%)

Philadelphia Authority, Industrial Development, Revenue, Series                    750,000                  708,857
                                                                                                         ----------
A, 5.49%, 4/15/04, MBIA

Washington  (1.8%)

State, Housing Trust Fund, Series T, 6.60%, 1/1/03                               1,000,000                  988,945
                                                                                                         ----------
West Virginia  (1.4%)

West Virginia, 7.25%, 11/1/08,                                                     800,000                  800,000
                                                                                                         ----------
Total Taxable Municipal Bonds (Cost $5,356,364)                                                           5,169,899
                                                                                                         ----------

U.S. Government Agency Obligations  (15.4%)

Fannie Mae  (11.9%)

6.00%, 5/15/08                                                                   4,500,000                4,311,824
6.00%, 4/25/10, Series 1999-25, Class Va                                         1,458,114                1,396,866
6.00%, 9/25/14, Series 1999-19, Class PC                                         1,000,000                  979,155
                                                                                                         ----------
                                                                                                          6,687,845
                                                                                                         ----------

Federal Home Loan Bank  (3.5%)

7.87%, 10/20/04, Series AW04                                                     1,850,000                1,960,023
                                                                                                         ----------
Total U.S. Government Agency Obligations (Cost $8,805,439)                                                8,647,868
                                                                                                         ----------

U.S. Government Agency Pass-Through Securities  (9.3%)

Fannie Mae  (9.0%)

7.38%*, 11/1/99, Pool #365421                                                      407,657                  409,967
7.13%, 6/1/04, Pool #375168                                                        978,862                  982,217
6.18%, 8/1/08, Pool #380581                                                        987,195                  932,967
6.00%, 2/1/14, Pool #459495                                                      1,694,835                1,632,153
6.50%, 2/1/28, Pool #415414                                                      1,110,507                1,065,730
                                                                                                         ----------
                                                                                                          5,023,034
                                                                                                         ----------

Federal Home Loan Mortgage Corp.  (0.3%)

7.08%*, 11/1/99, Pool #846367                                                      171,452                  176,151
                                                                                                         ----------
Total U.S. Government Agency Pass-Through Securities (Cost $5,385,381)                                    5,199,185
                                                                                                         ----------

Continued

INTRUST FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                                Principal          Market
                                                                              Amount/Shares         Value
                                                                              -------------        ------
Investment Companies  (1.9%)

American AAdvantage U.S. Government Money Market (c)                             1,041,364       $ 1,041,364
                                                                                                  ----------
Total Investment Companies (Cost $1,041,364)                                                       1,041,364
                                                                                                  ----------



Total (Cost $56,713,875) (a) - 99.2%                                                             $55,652,919
                                                                                                  ==========

____________

Percentages indicated are based on net assets of $56,091,448.


     (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $62,932. Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

      Unrealized appreciation           $     55,137
      Unrealized depreciation             (1,179,025)
                                         -----------
      Net unrealized depreciation       $ (1,123,888)
                                         ===========


     (b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of trustees.

     (c) Investment in affiliate.

     * Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31,1999. Maturity date reflects next rate change date.

     AMBAC = Insured by AMBAC Indemnity Corp.
     GO = General Obligation
     MBIA = Insured by Municipal Bond Insurance Association




See Notes to Financial Statements.

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                        Market
                                                             Shares     Value
                                                             ------     -----
Common Stocks (96.1%)
Aerospace & Military Technology (1.0%)
Lockheed Martin Corp.                                        26,300  $  526,000
United Technologies Corp.                                     9,100     550,550
                                                                     ----------
                                                                      1,076,550
                                                                     ----------
Automotive (3.9%)
Dana Corp.                                                   27,500     812,969
Delphi Automotive Systems                                    99,900   1,642,106
Ford Motor Co.                                               27,900   1,531,013
                                                                     ----------
                                                                      3,986,088
                                                                     ----------
Banking & Finance (2.1%)
Bank of America Corp.                                        20,500   1,319,688
Fleet Boston Corp.                                            7,207     314,405
KeyCorp                                                      19,100     533,606
                                                                     ----------
                                                                      2,167,699
                                                                     ----------
Beverages (0.6%)
The Pepsi Bottling Group, Inc.                               34,000     618,375
                                                                     ----------
Building Products (1.9%)
Masco Corp.                                                  64,500   1,967,250
                                                                     ----------
Computers (3.3%)
Compaq Computer Corp.                                        67,000   1,273,000
Seagate Technology, Inc. (b)                                 70,900   2,087,119
                                                                     ----------
                                                                      3,360,119
                                                                     ----------
Consumer Goods & Services (1.0%)
Avon Products, Inc.                                          32,500   1,048,125
                                                                     ----------
Containers & Packaging (0.9%)
Crown Cork & Seal Co.                                        36,800     880,900
                                                                     ----------
Diversified (0.5%)
Tenneco, Inc.                                                30,000     480,000
                                                                     ----------
Electric Utility (5.7%)
FirstEnergy Corp.                                            61,800   1,610,663
Florida Power and Light, Inc.                                28,900   1,454,031
Public Service Enterprise Group, Inc.                        45,300   1,792,181
Texas Utilities Co.                                          26,300   1,019,125
                                                                     ----------
                                                                      5,876,000
                                                                     ----------
Electrical & Electronic (1.4%)
Emerson Electric Co.                                         24,100   1,447,506
                                                                     ----------
Electronic Components/Instruments (1.4%)
Raytheon Co.- Class A                                        24,000     658,500
Raytheon Co.- Class B                                        25,400     739,775
                                                                     ----------
                                                                      1,398,275
                                                                     ----------
Financial Services (3.5%)
Household International, Inc.                                21,300     950,513
Washington Mutual, Inc.                                      74,900   2,691,718
                                                                     ----------
                                                                      3,642,231
                                                                     ----------
Food Products & Services (7.1%)
Albertson's, Inc.                                            30,900   1,122,056
Archer-Daniels-Midland Co.                                   94,546   1,164,098
Bestfoods                                                    22,300   1,310,125


Continued

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                       Market
                                                       Shares          Value
                                                       ------          -----
Conagra, Inc.                                          40,500       $ 1,055,531
H.J. Heinz Co.                                         55,700         2,659,675
                                                                    -----------
                                                                      7,311,485
                                                                    -----------
Forest Products (3.0%)
Champion International Co.                             34,700         2,006,094
Fort James Corp.                                       43,100         1,134,069
                                                                    -----------
                                                                      3,140,163
                                                                    -----------
Health Care (3.9%)
Abbott Labs                                            35,800         1,445,425
Baxter International, Inc.                             40,200         2,607,975
                                                                    -----------
                                                                      4,053,400
                                                                    -----------
Industrial Goods & Services (7.5%)
Air Products & Chemical, Inc.                          25,000           687,500
Dow Chemical Co.                                       24,300         2,873,474
PPG Industries, Inc.                                   31,100         1,885,438
Praxair, Inc.                                          49,300         2,304,775
                                                                    -----------
                                                                      7,751,187
                                                                    -----------
Insurance (9.0%)
Aetna, Inc.                                             4,700           236,175
Allstate Corp.                                         80,600         2,317,249
Chubb Corp.                                            50,500         2,771,187
CIGNA Corp.                                             8,600           642,850
Loews Corp.                                             9,100           644,963
St. Paul Cos.                                          33,800         1,081,600
UNUM Corp.                                             47,900         1,577,706
                                                                    -----------
                                                                      9,271,730
                                                                    -----------
Machinery & Equipment (2.3%)
Deere & Co.                                            64,500         2,338,125
                                                                    -----------
Medical-Hospital Management & Services (1.0%)
Tenet Healthcare Corp. (b)                             54,400         1,057,400
                                                                    -----------
Natural Resources (0.7%)
Amerada Hess Corp.                                     13,500           774,563
                                                                    -----------
Non-Hazardous Waste Removal (0.9%)
Waste Management Inc.                                  53,100           975,713
                                                                    -----------
Office Equipment & Services (1.7%)
Xerox Corp.                                            61,200         1,713,600
                                                                    -----------
Oil & Gas Exploration Products & Services (13.0%)
Burlington Resources, Inc.                             57,900         2,019,262
Conoco, Inc.                                          111,100         3,048,305
Occidental Petroleum Corp.                             56,300         1,284,344
Texaco, Inc.                                            5,500           337,563
Tosco Corp.                                            39,800         1,007,438
Union Pacific Resources Group, Inc.                    95,400         1,383,300
Unocal Corp.                                           58,300         2,011,350
USX-Marathon Group                                     81,700         2,379,512
                                                                    -----------
                                                                     13,471,074
                                                                    -----------
Paper & Related Products (4.5%)
Georgia - Pacific Corp.                                45,500         1,805,781
International Paper Co.                                54,100         2,847,013
                                                                    -----------
                                                                      4,652,794
                                                                    -----------


Continued

INTRUST FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                        Market
                                                           Shares       Value
                                                           ------       -----
Photography (1.8%)
Eastman Kodak Co.                                          26,700   $  1,840,631
                                                                    ------------
Printing & Publishing (0.1%)
Gannett, Inc.                                               1,800        138,825
                                                                    ------------
Railroads (5.7%)
Burlington Northern Santa Fe Corp.                        102,100      3,254,438
CSX Corp.                                                  40,600      1,664,600
Norfolk Southern Corp.                                     41,200      1,006,825
                                                                    ------------
                                                                       5,925,863
                                                                    ------------
Retail Stores/Catalog (4.0%)
Federated Department Stores, Inc. (b)                      53,900      2,300,857
May Department Stores Co.                                  51,650      1,791,609
                                                                    ------------
                                                                       4,092,466
                                                                    ------------
Telecommunications (2.7%)
AT&T Corp.                                                 23,800      1,112,650
U S WEST, Inc.                                             27,800      1,697,538
                                                                    ------------
                                                                       2,810,188
                                                                    ------------
Total Common Stocks (Cost $104,390,620)                               99,268,325
                                                                    ------------
Investment Companies (3.1%)
American AAdvantage U.S. Government Money Market (c)    3,239,255      3,239,255
                                                                    ------------
Total Investment Companies (Cost $3,239,255)                           3,239,255
                                                                    ------------




Total (Cost $107,629,875) (a) - 99.2%                               $102,507,580
                                                                    ============

______________

Percentages indicated are based on net assets of $103,379,512.

   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $1,779,627. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation                 $  3,265,105
        Unrealized depreciation                  (10,167,027)
                                                ------------
        Net unrealized depreciation             $ (6,901,922)
                                                ============

   (b)  Represents non-income producing securities.

   (c)  Investment in affiliate.



See Notes to Financial Statements.

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                          Principal             Market
                                                                        Amount/Shares            Value
                                                                        -------------            -----
Municipal Bonds  (101.8%)
Guam (2.6%)

Guam Government, Series A, 5.90%, 9/1/05, Callable 3/1/99 @                $  250,000          $  250,840
100

Guam Power Authority, Series A, 5.25%, 10/1/10, Callable                    3,515,000           3,532,575
                                                                                               ----------
10/1/09 @ 101, AMBAC (c)
                                                                                                3,783,415
                                                                                               ----------
Kansas (97.4%)

Anthony, Elect, Revenue, 5.30%, 12/1/17, Callable 12/1/05 @ 100             1,215,000           1,108,688
Barton County,  School District #428, Great Bend, GO, Series A,             1,390,000           1,348,300
5.30%, 9/1/15, Callable 9/1/06 @ 100

Bourbon County, School District #234, GO, Series B, 5.63%,                    285,000             288,206
9/1/11, Callable 9/1/06 @ 100, FSA

Brown County, Horton School District #430, GO, 5.38%, 9/1/13,                 500,000             495,000
Callable 9/1/06 @ 100, FSA

Butler & Sedgwick County, School District #385, Andover,                      370,000             384,800
5.70%, 9/1/15, Callable 9/1/03 @ 100, FSA

Butler & Sedgwick County, School District #385, GO, 5.60%,                  1,775,000           1,790,530
9/1/12, Non-Callable, FSA

Butler County, School District #402, GO, 4.15%, 10/1/01, FSA                  250,000             249,688
Butler County, School District #402, GO, 4.30%, 10/1/02, FSA                  250,000             248,750
Butler County, School District #402, GO, 5.25%, 10/1/12, Callable             500,000             491,250
 4/1/04 @ 100, FSA

Coffeyville, Community College, COP, 5.88%, 10/1/14, Callable                 250,000             252,188
10/1/04 @ 100

Coffeyville, Water & Sewer Revenue, 4.60%, 10/1/04, Callable                  465,000             465,000
10/1/99 @ 101, AMBAC

Coffeyville, Water & Sewer Revenue, 4.70%, 10/1/05, Callable                  490,000             489,388
10/1/99 @ 101, AMBAC

Cowley County, School District #470, GO, 5.45%, 12/1/12,                      500,000             516,875
Callable 12/1/06 @ 100, FGIC

Cowley County, School District #470, GO, 5.50%, 12/1/16,                    1,000,000           1,037,500
Callable 12/1/06 @ 100, FGIC

Dickinson County, Abilene School District #435, GO, Series 1992,              265,000             266,026
 5.40%, 4/1/01, Callable 4/1/99 @100

Dickinson County, Abilene School District #435, GO, Series 1992,              300,000             301,122
 5.60%, 4/1/03, Callable 4/1/99 @100

Dodge City, School District #443, GO, 4.40%, 9/1/12, Callable               1,020,000             921,825
9/1/08 @ 100, FSA

Dodge City, School District #443, GO, 4.70%, 9/1/15, Callable                 975,000             867,750
9/1/08 @ 100, FSA

Dodge, Pollution Control Revenue, 6.63%, 5/1/05 (d)                           700,000             740,250
Dodge, School District #443, GO, 4.80%, 3/1/08, Callable 3/1/04               360,000             352,800
@ 100, FSA
Dodge, School District #443, GO, 5.00%, 3/1/14, Callable 3/1/04               250,000             235,938
@ 100, FSA

Continued

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                          Principal             Market
                                                                        Amount/Shares            Value
                                                                        -------------            -----
Douglas County, School District #497, GO, 5.00%, 9/1/07                    $1,000,000          $1,000,000
Douglas County, School District #497, GO, 4.75%, 9/1/08                     1,235,000           1,201,038
Douglas County, School District #497, GO, Series 1993 A, 4.50%,               250,000             249,688
 9/1/02, Callable 9/1/01 @ 100

Douglas County, School District #497, GO, Series A, 5.40%,                    600,000             582,750
9/1/15, Callable 9/1/06 @ 100

El Dorado, Water Utility System Revenue, 4.40%, 10/1/02                       230,000             229,425
El Dorado, Water Utility System Revenue, 4.45%, 10/1/03                       305,000             303,856
El Dorado, Water Utility System Revenue, 4.65%, 10/1/05                       350,000             344,750
El Dorado, Water Utility System Revenue, 4.70%, 10/1/06,                      275,000             270,188
Callable 10/1/05 @ 100

El Dorado, Water Utility System Revenue, 4.75%, 10/1/07,                      200,000             195,500
Callable 10/1/05 @ 100

Ellsworth County, School District #328, GO, 5.25%, 9/1/15,                    500,000             479,375
Callable 9/1/06 @ 100, FSA

Finney County, GO, 5.00%, 12/1/10, Callable 12/1/07 @ 100,                    500,000             488,125
MBIA

Finney County, GO, 4.40%, 12/1/13, Callable 12/1/07 @ 100,                  1,010,000             917,838
AMBAC

Finney County, GO, 4.50%, 12/1/15, Callable 12/1/07 @ 100,                  1,100,000             979,000
AMBAC

Finney County, School District #457, GO, 5.55%, 10/1/00                       250,000             253,580
Franklin County, GO, Series B, 4.75%, 9/1/05, Callable 9/1/03 @               330,000             326,288
100

Franklin County, School District #290, GO, 5.25%, 9/1/14,                     500,000             483,750
Callable 9/1/06 @ 100, FSA

Franklin County, School District #290, GO, 5.30%, 9/1/16,                     335,000             320,344
Callable 9/1/06 @ 100, FSA

Garden City, GO, Series B, 4.90%, 11/1/99, MBIA                               250,000             250,000
Garden City, GO, Series B, 5.45%, 11/1/04, Callable 11/1/03 @                 250,000             256,875
100, MBIA

Gardner, Electric Utilities Revenue, 7.00%, 11/1/09, Callable                 500,000             515,000
11/1/01 @ 101

Gove County, GO, 5.15%, 4/1/12, Callable 10/1/01 @ 101,                       560,000             546,000
AMBAC

Gray County, School District #102, GO, 6.80%, 9/1/15, Callable                250,000             263,438
9/1/05 @ 100

Gray County, School District #102, GO, 5.00%, 9/1/15, Callable                800,000             726,000
9/1/08 @ 100

Great Bend, Water System Revenue Series A, 5.15%, 9/1/19,                   1,000,000             880,000
Callable 9/1/08 @ 100

Harvey County, School District #373, GO, 5.55%, 9/1/13,                       500,000             519,375
Callable 9/1/05 @ 100, FSA

Harvey County, School District #373, GO, 4.80%, 9/1/18,                     2,000,000           1,714,999
Callable 9/1/08 @ 100, FSA

Hays, GO, Series A, 5.15%, 9/1/09, Callable 9/1/03 @ 100, FGIC                250,000             255,313
Hays, GO, Series A, 5.25%, 9/1/10, Callable 9/1/03 @ 100, FGIC                250,000             256,250
Hays, Water & Sewer Revenue, 5.20%, 9/1/11, Callable 9/1/03 @ 100, MBIA       260,000             256,100

Continued

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                          Principal             Market
                                                                        Amount/Shares            Value
                                                                        -------------            -----
Jefferson County, School District #340, GO, 6.00%, 9/1/06,                 $  300,000          $  316,875
Prerefunded 9/1/04 @ 100, FSA
Jefferson County, School District #340, GO, 6.10%, 9/1/07,                    320,000             339,600
Prerefunded 9/1/04 @ 100, FSA

Jefferson County, School District #340, GO, 6.20%, 9/1/08,                    330,000             351,450
Prerefunded 9/1/04 @ 100, FSA

Johnson County, School District #223, GO, 5.00%, 9/1/14,                    3,000,000           2,827,499
Callable 9/1/09 @ 100, FGIC (c)

Johnson County, School District #232, GO, 5.40%, 9/1/14,                    1,050,000           1,034,250
Callable 9/1/07 @ 100, MBIA

Johnson County, School District #233, GO, 5.65%, 9/1/03,                      485,000             500,763
Callable 3/1/02 @ 101, AMBAC

Johnson County, School District #233, GO, 5.95%, 9/1/05,                      500,000             516,250
Callable 3/1/02 @ 101, AMBAC

Johnson County, School District #512, GO, 5.30%, 10/1/14,                     550,000             531,438
Callable 10/1/05 @ 100

Johnson County, School District #512, GO, Series A, 4.60%,                  1,135,000           1,098,113
10/1/08

Johnson County, School District #512, GO, Series A, 4.00%,                  1,185,000           1,069,463
10/1/09, Callable 10/1/08 @ 100

Johnson County, School District #512, GO, Series A, 4.20%,                  1,240,000           1,125,300
10/1/10, Callable 10/1/08 @ 100

Johnson County, School District #512, GO, Series A, 4.30%,                  1,290,000           1,164,225
10/1/11, Callable 10/1/08 @ 100

Johnson County, School District #512, GO, Series B, 5.25%,                    500,000             468,125
10/1/17, Callable 10/1/06 @ 100

Johnson County, Water District #001 Revenue, 5.13%, 12/1/08,                  250,000             250,000
Callable 12/1/03 @ 100

Johnson County, Water District #001 Revenue, Series 1990-A,                   250,000             257,430
6.90%, 12/1/00

Junction City, GO, Series DD, 6.20%, 9/1/06, Callable 9/1/00 @                515,000             521,159
100

Junction City, Water & Sewer, GO, 4.80%, 9/1/16, Callable                   1,620,000           1,445,850
9/1/08 @ 100, MBIA

Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @ 100, FGIC                  340,000             326,825
Kansas City, GO, 5.45%, 10/1/17, Callable 10/1/06 @ 100, FGIC                 450,000             430,313
Kansas City, GO, Series B, 5.38%, 9/1/10, Callable 9/1/05 @ 100,            1,500,000           1,503,749
MBIA (c)

Kansas City, Pollution Control, Revenue, General Motors Corp.,                500,000             505,625
5.45%, 4/1/06, Callable 10/1/99 @ 101

Kansas Turnpike Authority, 5.50%, 9/1/06, AMBAC                             1,915,000           1,982,024
Kearny County, School District #215, GO, 4.80%, 9/1/13,                       700,000             655,375
Callable 9/1/06 @ 100, MBIA

Labette County, Single Family Mortgage Revenue, 7.65%,                        560,000             588,000
12/1/11, Callable 6/1/08 @ 103, GNMA

Lawrence Kansas Hospital Revenue, 6.00%, 7/1/19, Callable                   1,000,000             971,250
7/1/09 @100

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                        Principal               Market
                                                                      Amount/Shares             Value
                                                                      -------------             -----
Lawrence, Sales Tax, GO, Series V, 5.50%, 9/1/12, Callable           $  500,000              $  500,000
9/1/04 @ 100

Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11,                 395,000                 401,419
Callable 11/1/05 @ 100

Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15,                 505,000                 478,488
Callable 11/1/06 @ 100

Lawrence, Water & Sewer System Revenue, 5.20%, 11/01/16,                250,000                 233,750
Callable 11/1/06 @100
Leavenworth County, School District #453, GO, 4.70%, 9/1/11,            400,000                 376,000
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #453, GO, 4.80%, 9/1/12,            460,000                 432,400
Callable 9/1/07 @ 100, FGIC

Leavenworth County, School District #469, GO, 4.60%, 9/1/05,            340,000                 336,175
FSA

Leavenworth Hospital Revenue, 6.13%, 4/1/15, Callable 4/1/07 @          415,000                 396,844
 102

Leawood, GO, Series A, 5.00%, 9/1/00                                    300,000                 302,793
Leawood, GO, Series A, 5.20%, 9/1/01, Callable 9/1/00 @ 100             250,000                 251,978
Leawood, GO, Series A, 5.25%, 9/1/09, Callable 9/1/06 @ 100             250,000                 250,938
Leawood, GO, Series A, 5.35%, 9/1/10, Callable 9/1/06 @ 100             250,000                 251,563
Leawood, GO, Series A, 5.40%, 9/1/11, Callable 9/1/06 @ 100             375,000                 376,406
Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100             400,000                 392,500
Lyons County, School District #253, GO, 5.60%, 10/1/10, Callable        650,000                 661,375
 10/1/03 @ 102

Manhattan, GO, 5.40%, 11/1/16, Callable 11/1/04 @ 100                   405,000                 388,294
Manhattan, GO, Series 189, 5.85%, 11/1/02, Callable 11/1/01 @           250,000                 256,875
100

Marion County, School District #411, GO, 5.30%, 4/1/13, Callable        660,000                 650,100
 4/1/03 @ 101.5

McPherson County, School District #400, GO, 5.20%, 12/1/10,             250,000                 249,375
Callable 12/1/05 @ 100, FGIC

McPherson County, School District #400, GO, 5.25%, 12/1/12,             250,000                 246,563
Callable 12/1/05 @ 100, FGIC

McPherson, Electric Utility Revenue, 5.55%, 3/1/09, Callable            550,000                 550,440
3/1/00 @ 100, AMBAC

McPherson, GO, Series 116, 5.00%, 11/1/06, Callable 11/1/99 @           500,000                 500,215
100, AMBAC

Meade, Industrial Revenue, 6.50%, 10/1/06 (c)                         1,000,000               1,091,250
Miami County, School District #367, GO, 5.00%, 9/1/16, Callable         900,000                 826,875
9/1/08 @ 100, FGIC

Miami County, School District #368, GO, 6.50%, 12/1/05,                 500,000                 520,000
Callable 6/1/02 @ 100, AMBAC

Miami County, School District #416, GO, 6.00%, 9/1/02, Callable         250,000                 253,035
9/1/00 @ 100, AMBAC

Miami County, School District, GO, Series A, 5.85%, 9/1/13,             550,000                 577,500
Prerefunded 9/1/04 @ 100, AMBAC

Nemaha County, School District #441, GO, 5.40%, 3/1/02,                 250,000                 252,813
Callable 3/1/01 @ 100, AMBAC

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                      Principal           Market
                                                                     Amount/Shares        Value
                                                                     -------------        ------
Nemaha County, School District #441, GO, 5.75%, 3/1/07,              $  250,000        $  252,500
Callable 3/1/01 @ 100, AMBAC

Neosho County, School District #413, GO, 5.65%, 9/1/01                  260,000           265,850
Newton, Wastewater Treatment System Revenue, 6.00%, 3/1/00              115,000           115,748
Newton, Wastewater Treatment System Revenue, 6.20%, 3/1/01              120,000           122,850
Newton, Wastewater Treatment System Revenue, 6.40%, 3/1/02              130,000           135,200
Newton, Wastewater Treatment System Revenue, 4.90%, 3/1/12,             700,000           650,125
 Callable 3/1/07 @ 100

Olathe, GO, 4.35%, 4/1/09, Callable 4/1/07, FSA                       1,710,000         1,598,849
Olathe, Health Facility Revenue, 5.20%, 9/1/17, Callable 9/1/05       1,000,000           918,750
@ 100

Olathe, Labette County, Mortgage Loan Revenue, 7.15%, 2/1/15,            15,000            15,581
Callable 8/1/01 @ 103, GNMA

Olathe, Multifamily Housing Revenue, 5.50%, 6/1/04, FNMA                295,000           300,163
Olathe, Water & Sewer System Revenue, 5.20%, 7/1/12, Callable         1,170,000         1,139,288
 7/1/06 @ 100, AMBAC

Osage County, School District #434, GO, 4.75%, 9/1/14, Callable       2,215,000         2,035,030
9/1/03 @ 100.5, FSA

Osborne, GO, Series 1992, 5.50%, 12/1/01, Callable 12/1/98 @            135,000           135,101
100

Osborne, GO, Series 1992, 5.60%, 12/1/02, Callable 12/1/98 @            140,000           140,099
100

Osborne, GO, Series 1992, 5.70%, 12/1/03, Callable 12/1/98 @            150,000           150,110
100

Osborne, GO, Series 1992, 5.80%, 12/1/04, Callable 12/1/98 @            155,000           155,124
100

Ottawa, Waterworks & Electric System Revenue, 6.15%,                    250,000           255,525
12/1/00, MBIA

Ottawa, Waterworks & Electric System Revenue, 6.25%,                    250,000           259,688
12/1/01, MBIA

Pawnee County, School District #495, GO, 5.10%, 9/1/04,                 255,000           260,100
Callable 9/1/03 @ 100, FSA

Pottawatomie County, School District #320, GO, Series 1990,             500,000           519,375
6.60%, 10/1/02, Callable 10/1/01 @ 100, AMBAC

Pottawatomie County, School District #322, GO, 4.95%, 10/01/12,         700,000           658,000
 Callable 10/1/04 @ 100

Pratt, Electric System Revenue, 6.60%, 11/1/07, AMBAC                   250,000           270,625
Pratt, Electric System Revenue, 4.95%, 11/1/10, Callable 11/1/05        635,000           615,950
@ 101, AMBAC

Pratt, Electric System Revenue, 5.00%, 11/1/11, Callable 11/1/05        415,000           401,513
@ 101, AMBAC

Pratt, Electric System Revenue, 6.00%, 11/1/12, Prerefunded             250,000           255,073
11/1/00 @ 100, AMBAC

Reno County, Mortgage, Series B, 8.70%, 9/1/11, Callable 9/1/01          80,000            83,800
@ 103

Rice County, Union School District #444, 5.08%, 9/1/14, Callable        755,000           691,769
9/1/07 @ 100

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                      Principal           Market
                                                                     Amount/Shares        Value
                                                                     -------------        -----
Salina Hospital Revenue, 5.30%, 10/1/13, Callable 10/1/03 @ 100,     $  750,000        $  722,813
 AMBAC

Salina, Water & Sewer Revenue, 5.00%, 9/1/07, Callable 9/1/02           330,000           329,175
@ 100, MBIA

Saline County, School District #305, GO, 4.75%, 9/1/14, Callable      2,025,000         1,802,249
9/1/08 @ 100, FSA

Scott County, School District #466, GO, Series 1993, 5.38%,             685,000           687,569
9/1/06, Callable 9/1/01 @ 100

Sedgwick & Shawnee Counties, Single Family Revenue, 4.90%,              685,000           678,150
6/1/16

Sedgwick & Shawnee Counties, Single Family Revenue, 6.70%,            1,130,000         1,190,738
6/1/29

Sedgwick & Shawnee Counties, Single Family Revenue Series               285,000           313,500
B-1, 8.05%, 5/1/14, GNMA

Sedgwick County, Family Mortgage, Series A-2, 6.50%, 12/1/16,           770,000           777,700
Callable 12/1/07 @ 105, GNMA

Sedgwick County, Mortgage Loan Revenue Series A, 7.30%,                 350,000           364,438
12/1/12, Callable 9/1/01 @ 103, GNMA

Sedgwick County, School District #260, GO, 4.65%, 10/1/11,            1,220,000         1,140,700
Callable 10/1/08 @ 100, AMBAC

Sedgwick County, School District #261, GO, 4.75%, 11/1/17,            2,525,000         2,171,499
Callable 11/1/09 @ 100, FSA
Sedgwick County, School District #265, GO, 4.30%, 10/1/07, FSA        1,000,000           955,000
Sedgwick County, School District #265, GO, 4.25%, 10/1/08, FSA        1,000,000           936,250
Sedgwick County, School District #265, GO, 4.35%, 10/1/09, FSA        1,000,000           932,500
Sedgwick County, School District #266, GO, 5.25%, 9/1/13,               650,000           635,375
Callable 9/1/02 @ 101, FGIC

Seward County, GO, Series B, 6.00%, 8/15/08, Callable 8/15/01           250,000           253,750
@ 100, AMBAC

Seward County, GO, Series B, 6.00%, 8/15/13, Callable 8/15/01           250,000           252,188
@ 100, AMBAC

Seward County, School District #480, GO, 5.00%, 9/1/14, Callable      1,640,000         1,545,699
 9/1/06 @ 100, FSA

Seward County, School District #480, GO, Series 1992, 5.00%,            500,000           500,345
12/1/00, Callable 12/1/98 @ 100, MBIA

Seward County, School District #483, Kismet-Plains, GO, 5.20%,          600,000           579,000
10/1/12, Callable 10/1/06 @ 100

Shawnee County, GO, 4.70%, 9/1/11, Continuously Callable              1,945,000         1,828,299
9/1/08 @ 100

Shawnee County, GO, Series B, 5.50%, 9/1/09, Prerefunded                250,000           257,813
9/1/03 @ 100

Shawnee County, GO, Series B, 5.50%, 9/1/11, Prerefunded                250,000           257,813
9/1/03 @ 100

Shawnee County, GO, Series C, 5.60%, 9/1/04, Callable 9/1/02 @          500,000           511,875
100

Shawnee County, Health Care Revenue, 5.15%, 8/15/10, Callable           500,000           493,125
8/15/05 @ 100, FSA

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                      Principal        Market
                                                                     Amount/Shares     Value
                                                                     -------------     -----
Shawnee County, School District #345, GO, 5.75%, 9/1/11,             $  250,000      $  261,563
Prerefunded 9/1/04 @ 100, MBIA

Shawnee County, School District #345, GO, 4.75%, 9/1/11,              1,590,000       1,500,562
Callable  9/1/04 @ 101.5, MBIA

Shawnee County, School District #437, Auburn-Washburn, GO,              700,000         725,375
Series 1992, 6.25%, 3/1/03, Callable 3/1/02 @ 100, FGIC

Shawnee County, School District #501, GO, 4.35%, 2/1/06               1,515,000       1,467,655

Shawnee County, School District #501, GO, 4.38%, 2/1/07,              1,675,000       1,607,999
Callable 2/1/06 @ 100

Shawnee County, School District #501, GO, 4.38%, 8/1/11,              1,130,000       1,025,475
Callable 8/1/08 @ 100, FSA

State Development Finance Authority Revenue, 4.20%, 6/1/07,           1,365,000       1,289,925
FSA

State Development Finance Authority Revenue, 5.50%, 8/1/15,           1,500,000       1,451,249
Callable 8/1/11 @ 100, MBIA

State, Department of Transportation, Highway Revenue, 5.38%,          1,000,000         981,250
3/1/13, Callable 3/1/03 @ 102

State, Department of Transportation, Highway Revenue, 5.50%,          1,000,000         991,250
9/1/14

State, Department of Transportation, Highway Revenue, Series            250,000         253,125
1993, 5.00%, 3/1/04, Callable 3/1/03 @ 102

State, Development Finance Authority Revenue, 5.13%, 6/1/06,            250,000         252,813
Callable 6/1/03 @ 102, AMBAC

State, Development Finance Authority Revenue, 5.00%, 8/1/11,          1,500,000       1,451,249
Callable 8/1/09 @ 100, MBIA

State, Development Finance Authority Revenue, 5.50%, 5/1/14,          1,000,000         988,750
Callable 5/1/07 @ 100 (c)

State, Development Finance Authority Revenue, 5.00%, 4/1/19,          1,000,000         872,500
Callable 4/1/09 @ 100, AMBAC
State, Development Finance Authority Revenue, Department of             250,000         255,613
Corrections, El Dorado, Project L, 5.63%, 2/1/03, Callable 2/1/00
@ 102, MBIA

State, Development Finance Authority Revenue, Project K-II,             500,000         501,250
5.50%, 10/1/10, Callable 10/1/01 @ 101

State, Development Finance Authority Revenue, Project K-II,             500,000         501,250
5.60%, 10/1/11, Callable 10/1/01 @ 101

State, Development Finance Authority Revenue, Series J, 5.40%,          500,000         501,875
4/1/10, Callable 4/1/05 @ 100

State, Development Finance Authority, Educational, 4.80%,               345,000         336,375
10/1/08, Callable 10/1/04 @ 100

State, Development Finance Authority, Educational, 5.00%,               500,000         477,500
10/1/12, Callable 10/1/04 @ 100

State, Development Finance Authority, Health Facilities Revenue         500,000         475,625
Hays Medical Center Inc., 5.50%, 11/15/17, Callable 11/15/07 @
100, MBIA

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                      Principal           Market
                                                                     Amount/Shares        Value
                                                                     -------------        -----
State, Development Finance Authority, Health Facilities Revenue      $  500,000        $  512,500
Stormont Health Care, 5.75%, 11/15/10, Callable 11/15/06 @ 100,
 MBIA

State, Development Finance Authority, Health Facilities Revenue         500,000           505,000
Stormont Health Care, 5.80%, 11/15/16, Callable 11/15/06 @ 100,
 MBIA

State, Development Finance Authority, Health Facilities Revenue,        500,000           475,625
 Hays Medical Center Inc., 5.38%, 11/15/16, Callable 11/15/06 @
 102, MBIA

State, Development Finance Authority, Health Facilities Revenue,        475,000           488,656
 Stormont Health Care, 5.40%, 11/15/05, MBIA

State, Development Finance Authority, Water Supply, 4.40%,            1,000,000           973,750
4/1/06, AMBAC

State, Development Finance Board Regents, 4.38%, 10/1/03,             1,000,000           995,000
AMBAC

State, Development Financial Authority, Health Facilities               500,000           501,875
Revenue, Hays Medical Center, Series B, 5.38%, 11/15/10,
Callable 11/15/07 @ 100, MBIA

State, Public Water Supply Revenue, 4.15%, 4/1/06                     1,000,000           952,500
State, Turnpike Authority Revenue, 5.40%, 9/1/09, Callable 9/1/03       260,000           262,275
 @ 102, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,              435,000           449,681
11/1/04, Callable 11/1/01 @ 100, AMBAC

Sumner County, Bridge Improvement, GO, Series 1992, 6.00%,              250,000           258,438
11/1/05, Callable 11/1/01 @ 100, AMBAC

Sumner County, School District #357, Belle Plaine, GO, 5.55%,           375,000           374,063
9/1/13, Callable 9/1/03 @ 100

Thomas County, School District #315, GO, Series A, 4.35%,             1,055,000           934,994
9/1/13, Callable 9/1/07 @ 100, FSA

Topeka Public Building Commission Revenue, 5.00%, 6/1/19,             1,100,000           959,750
Callable 6/1/09 @ 100, MBIA

Topeka, GO, Series A, 5.50%, 8/15/16, Callable 8/15/01 @ 101            500,000           483,125
Topeka, Hospital Revenue, 6.75%, 11/15/00, MBIA                         500,000           514,285
University Kansas Hospital Authority, 5.50%, 9/1/15, Callable         1,645,000         1,603,874
9/1/09 @ 100, AMBAC

Washburn University of Topeka, KS, Revenue, 5.30%, 7/1/06,              435,000           443,700
AMBAC (b)

Washburn University of Topeka, KS, Revenue, 5.35%, 7/1/07,              460,000           469,200
AMBAC (b)
Washburn University of Topeka, KS, Revenue, 5.45%, 7/1/08,              485,000           495,913
AMBAC (b)

Wellington, Water & Sewer Revenue, 5.15%, 5/1/18, Callable            1,000,000           906,250
5/1/08 @ 100, AMBAC

Wichita, GO, 4.70%, 9/1/12, Callable 9/1/04 @ 101                       565,000           521,213
Wichita, GO, Series 746, 5.30%, 9/1/12, Callable 9/1/04 @ 100           750,000           736,875
Wichita, GO, Series 752, 4.50%, 9/1/08, Callable 9/1/05 @ 101         1,000,000           963,750

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999

                                                                      Principal              Market
                                                                     Amount/Shares            Value
                                                                     -------------            -----
Wichita, Hospital Improvements Series XI, Revenue, 5.00%,           $  1,215,000         $  1,215,000
11/15/04, (b)

Wichita, Hospital Improvements Series XI, Revenue, 5.40%,              2,085,000            2,070,300
11/15/08, (b)

Wichita, Hospital Improvements Series XI, Revenue, 6.75%,              2,000,000            2,046,239
11/15/19, Callable 11/15/09 @ 101, (b)

Wichita, Hospital Revenue, 6.00%, 7/1/04, Callable 6/8/98 @ 100          687,000              705,893
Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable           660,000              661,650
12/1/05 @ 102

Wichita, Water & Sewer Revenue, 4.75%, 10/1/08, Callable                 405,000              394,369
10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue, 4.88%, 10/1/09, Callable                 900,000              876,375
10/1/04 @ 101, FGIC

Wichita, Water & Sewer Revenue, 4.70%, 10/1/12, Callable               2,000,000            1,847,499
10/1/05 @ 101, FGIC

Wyandotte County, Government Utility System Revenue, 4.75%,            3,000,000            2,512,499
 9/1/18, MBIA, Callable 3/1/09 @ 101 (c)

Wyandotte County, School District #203, Piper, GO, Series 1992,          295,000              299,794
5.90%, 9/1/04, Callable 9/1/01 @ 100

Wyandotte County, School District #203, Piper, GO, Series 1992,          500,000              516,250
6.60%, 9/1/13, Callable 9/1/01 @ 100

Wyandotte County/Kansas City, University, GO, 4.30%, 9/1/05,           1,500,000            1,460,624
                                                                                          -----------
AMBAC
                                                                                          141,781,995
                                                                                          -----------
Puerto Rico  (1.8%)

Puerto Rico Commonwealth, Highway & Transportation                       500,000              505,000
Authority, Highway Revenue, Series X, 5.00%, 7/1/02

Puerto Rico, Electric Power Authority Revenue, Series S, 6.13%,        1,000,000            1,083,750
7/1/09, MBIA-IBC

Puerto Rico, Electric Power Authority Revenue, Series Z, 5.50%,        1,000,000              991,250
                                                                                            ---------
 7/1/14, Callable 7/1/05 @ 102, MBIA-IBC
                                                                                            2,580,000
                                                                                            ---------
Total Municipal Bonds (Cost $153,565,086)                                                 148,145,410
                                                                                          -----------
Investment Companies  (0.4%)
Federated Tax-Exempt Money Market Fund                                   611,665              611,665
                                                                                         ------------
Total Investment Companies (Cost $611,665)                                                    611,665
                                                                                         ------------

 Total (Cost $154,176,751) (a) - 102.2%                                                  $148,757,075
                                                                                         ============

__________________

Percentages indicated are based on net assets of $145,607,146.

Continued

INTRUST FUNDS TRUST

Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 1999


  (a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:


  Unrealized appreciation         $     839,106
  Unrealized depreciation            (6,258,782)
                                  -------------
  Net unrealized depreciation     $  (5,419,676)
                                  =============

  (b) Represents security purchased on a when-issued basis. At October 31, 1999, total cost of investments purchased on a when-issued basis was $6,743,067.

  (c) All or part of this security was segregated to be used to fulfill commitments related to the when-issued security.

  (d) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to liquid by procedures approved by the Board of trustees.

  AMBAC = Insured by AMBAC Indemnity Corp.
  COP = Certificate of Participation
  FGIC = Insured by Financial Guaranty Insurance Corp.
  FNMA = Insured by Fannie Mae
  FSA = Insured by Financial Security Assurance
  GNMA = Insured by Ginnie Mae
  GO = General Obligation
  IBC = Insured Bond Certificate
  MBIA = Insured by Municipal Bond Insurance Association

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1999

================================================================================

1. Organization:

The INTRUST Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Stock Fund, the International Multi-Manager Stock Fund, and the Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Service and Premium. The Premium shares, which have not yet been offered for sale, may be subject to additional 12b-1 distribution fees. Each Fund is currently offered in the Service Class only.

The Funds' investment objectives are as follows:

      Fund                           Objective
      ----                           ---------
Money Market Fund            Seeks to provide investors with current income,
                             liquidity and the maintenance of a stable net asset value of $1.00 per share.

Short-Term Bond Fund         Seeks to provide investors with a high level of
                             current income consistent with liquidity and safety of principal.

Intermediate Bond Fund       Seeks to provide investors with a competitive total
                             return.

Stock Fund                   Seeks to provide investors with long-term capital
                             appreciation.

International Multi-Manager
Stock Fund                   Seeks to provide investors with long-term capital
                             appreciation by investing in equity securities of issuers based outside the United States.

Kansas Tax-Exempt Bond Fund  Seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust. The percentage of the AMR Investment Services Trust International Equity Portfolio owned by the Fund as of October 31, 1999 was approximately 4.73%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1999

================================================================================

Security Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair market value by the investment adviser (or the sub-adviser) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. Securities purchased on a when-issued basis or delayed delivery basis do not earn income until the settlement date. The Kansas Tax-Exempt Bond Fund held six such securities as of October 31, 1999.

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.

Security Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the

Continued

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1999

================================================================================

amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, dividend income, income from securities lending, expenses, and unrealized and realized gains and losses of the Portfolio of the AMR Investment Services Trust on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on relative net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio of the AMR Investment Services Trust on a daily basis.

Organization Costs:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid at least once annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Continued

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1999

================================================================================

As of October 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                 Accumulated          Accumulated Undistributed
                                Undistributed                Net Realized
                               Net Investment               Gains (Losses)
                                   Income                   on Investments
                               ---------------              --------------
Money Market Fund              $        1,763               $       (1,763)
Short-Term Bond Fund                   (1,491)                       1,491
Intermediate Bond Fund                 (3,082)                       3,082
Stock Fund                                 10                          (10)
Kansas Tax-Exempt Bond Fund                (3)                           3

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Investment Advisory, Administration, and Distribution Agreements:

The Trust and INTRUST Bank, N.A. (the "Adviser") are parties to an investment advisory agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Adviser is party to a sub-investment advisory agreement under which the subadvisers are entitled to receive a fee from the Adviser, computed daily and paid monthly, equal to the following percentages of the Funds' average net assets: 0.20% of the Money Market Fund; 0.125% of the Short-Term Bond Fund and the Intermediate Bond Fund; and 0.45% of the Stock Fund. The individual subadvisers are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund

     Galliard Capital Management, Inc. - The Short-Term Bond Fund and the Intermediate Bond Fund

     Ark Asset Management Co., Inc. - The Stock Fund

The Trust and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

Continued

INTRUST FUNDS TRUST
Notes to Financial Statements
October 31, 1999

================================================================================

The Trust and BISYS Fund Services (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service shares of the Funds and 0.75% of the average daily net assets of the Premium shares of the Funds.

Other financial organizations ("Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Such fees are permanently waived. For the Kansas Tax-Exempt Bond Fund fees are waived to maintain total annual operating expenses at an annual rate of no more than 0.60% and 1.10% of average daily net assets for Service shares and Premium shares, respectively.

Additional information regarding related party transactions is as follows for the year ended October 31, 1999:

                                       Money
                                       Market       Short-Term     Intermediate
                                        Fund        Bond Fund       Bond Fund
                                        ----        ---------       ---------

Investment Advisory Fees Waived        $ 38,802       $131,332         $ 60,914
12b-1 Fees Waived                       194,001        156,349          138,442
Sub-Advisory Fees Waived                 38,801            ---              ---
Shareholder Servicing Fees Waived       131,920        106,317           94,140
Transfer Agent Fees Waived               12,000          9,728            9,790

                                                   International       Kansas
                                                   Multi-Manager     Tax-Exempt
                                      Stock Fund    Stock Fund        Bond Fund
                                      ----------    ----------        ---------

Investment Advisory Fees Waived        $145,130       $ 29,665         $199,781
Administration Fees Waived                  ---            ---           43,222
12b-1 Fees Waived                       279,099        148,321          372,437
Shareholder Servicing Fees Waived       189,786        100,858          272,317
Custody Fees Waived                         ---            ---            4,757
Transfer Agent Fees Waived                4,480          7,792            5,905

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Service and Premium. As of and for the year ended October 31, 1999, no shareholders were in the Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

Continued

THE INTRUST FUNDS
Notes to Financial Statements
October 31, 1999

--------------------------------------------------------------------------------

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 1999 were as follows:

                                     Purchases         Sales
                                     ---------         -----
Short-Term Bond Fund                 $ 37,205,010      $ 35,417,002
Intermediate Bond Fund                 30,805,430        25,363,437
Stock Fund                            122,724,440       120,303,604
Kansas Tax-Exempt Bond Fund            57,430,620        30,762,498

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' abilities to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 1999 the Fund had the following concentrations by industry sector (as a percentage of total investments):

Development                     4.17%
Education                        .20%
Facilities                       .73%
General                         2.18%
General Obligation             19.40%
Higher Education                2.60%
Medical                         5.90%
Multi-family Housing             .67%
Nursing Home                     .66%
Pollution                        .98%
Power                           5.73%
School District                31.72%
Single-family Housing           2.46%
Transportation                  4.22%
Utilities                       9.04%
Water                           9.34%
                               ------
                                 100%
                               ======

Continued

THE INTRUST FUNDS
Notes to Financial Statements
October 31, 1999

--------------------------------------------------------------------------------

7. Subsequent Events:

On November 22, 1999, the Board of Trustees of the Trust ratified an agreement between the Trust, INTRUST Bank N.A. and INTRUST Financial Services, Inc., whereby INTRUST Financial Services, Inc, a wholly-owned subsidiary of INTRUST Bank N.A., agrees to assume the duties and responsibilities of INTRUST Bank N.A. under the Master Investment Advisory contract between INTRUST Bank N.A. and the Trust. It is anticipated that INTRUST Financial Services, Inc. will assume these duties on March 1, 2000 as a result of recent changes to investment adviser regulations.

On November 22, 1999, the Board of Trustees of the Trust approved on behalf of the Stock Fund, and recommended for shareholder approval, new sub-advisory arrangements between AMR Investment Services, Inc. ("AMR") and INTRUST Bank, N.A., the investment adviser to the Stock Fund ("Sub-Advisory Agreement") and between Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") and AMR (the "AMR Agreement"). AMR currently serves as Sub-Adviser for the Intrust Money Market Fund. AMR will retain Barrow Hanley to manage the Stock Fund's investments. The current sub-adviser for the Stock Fund, Ark Asset Management Company, Inc. resigned as sub-adviser effective December 31, 1999. The change in sub-advisers will not result in any changes in advisory fees currently paid by the Stock Fund to INTRUST Bank. Shareholders of the Stock Fund as of the record date, November 22, 1999, will vote on these proposals for the Sub-Advisory Agreement and the AMR Agreement in connection with the Fund's shareholder meeting to be held on December 28, 1999.

8. Federal Income Tax Information:

During the year ended October 31, 1999, the following Funds declared long-term capital gain distributions in the following amounts:

Fund                                          Amount
----                                          ------
Intermediate Bond Fund                      $   26,528
Stock Fund                                   3,454,562
Kansas Tax-Exempt Bond Fund                    585,483

At October 31, 1999, the following Fund had a capital loss carryforward which is available to offset future capital gains, if any:

Fund                                          Amount      Expires
----                                          ------      -------
Intermediate Bond Fund                        $48,125       2007

It is the intent of the Fund to use these carryforwards are used to offset future capital gains.

9. Other Federal Income Tax Information (unaudited):

For the taxable year ended October 31, 1999, 13.49% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

During the fiscal year ended October 31, 1999, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $6,511,702.

Capital losses incurred after October 31, 1998, within the Kansas Tax-Exempt Bond Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Kansas Tax-Exempt Bond Fund has incurred and will elect to defer such capital losses of $156,926.

INTRUST FUNDS TRUST
Money Market Fund

Financial Highlights

                                                                                                    January 23,
                                                             For the               For the            1997 to
                                                           Year ended            Year ended         October 31,
                                                        October 31, 1999      October 31, 1998        1997 (a)
                                                       -----------------      ----------------    --------------
Net Asset Value, Beginning of Period                   $          1.000       $         1.000     $       1.000
                                                       -----------------      ----------------    --------------
Investment Activities
   Net investment income                                          0.046                 0.050             0.038
                                                       -----------------      ----------------    --------------
   Total from Investment Activities                               0.046                 0.050             0.038
                                                       -----------------      ----------------    --------------
Distributions
   Net investment income                                         (0.046)               (0.050)           (0.038)
                                                       -----------------      ----------------    --------------
   Total Distributions                                           (0.046)               (0.050)           (0.038)
                                                       -----------------      ----------------    --------------
   Net change in net asset value per share                            -                     -                 -
                                                       -----------------      ----------------    --------------
Net Asset Value, End of Period                         $          1.000       $         1.000     $       1.000
                                                       =================      ================    ==============
Total Return                                                       4.70%                 5.13%             3.86%  (b)
Ratios/Supplementary Data:
Net Assets at end of year (000)                        $         97,364       $        50,746     $      55,566
Ratio of expenses to average net assets                            0.59%                 0.67%             0.71%  (c)
Ratio of net investment income to average net assets               4.61%                 5.04%             4.92%  (c)
Ratio of expenses to average net assets*                           1.13%                 1.03%             1.11%  (c)


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Short-Term Bond Fund

Financial Highlights

                                                                                                              January 21,
                                                                     For the              For the               1997 to
                                                                   Year ended            Year ended           October 31,
                                                                October 31, 1999      October 31, 1998          1997 (a)
                                                                ----------------      ----------------     -----------------
Net Asset Value, Beginning of Period                            $         10.20       $         10.08      $          10.00
                                                                ----------------      ----------------     -----------------
Investment Activities
   Net investment income                                                   0.53                  0.57                  0.42
   Net realized and unrealized gain/(loss) on investments                 (0.30)                 0.12                  0.08
                                                                ----------------      ----------------     -----------------
   Total from Investment Activities                                        0.23                  0.69                  0.50
                                                                ----------------      ----------------     -----------------
Distributions
   Net investment income                                                  (0.53)                (0.57)                (0.42)
                                                                ----------------      ----------------     -----------------
   Total Distributions                                                    (0.53)                (0.57)                (0.42)
                                                                ----------------      ----------------     -----------------
   Net change in net asset value per share                                (0.30)                 0.12                  0.08
                                                                ----------------      ----------------     -----------------
Net Asset Value, End of Period                                  $          9.90       $         10.20      $          10.08
                                                                ================      ================     =================
Total Return                                                               2.35%                 6.96%                 5.13%  (b)
Ratios/Supplementary Data:
Net Assets at end of year (000)                                 $        61,302       $        61,371      $         52,682
Ratio of expenses to average net assets                                    0.65%                 0.67%                 0.78%  (c)
Ratio of net investment income to average net assets                       5.31%                 5.59%                 5.48%  (c)
Ratio of expenses to average net assets*                                   1.30%                 1.13%                 1.25%  (c)
Portfolio turnover rate                                                   58.94%                55.75%                84.41%  (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Intermediate Bond Fund

Financial Highlights

                                                                                                                   January 21,
                                                                  For the                    For the                 1997 to
                                                                Year ended                 Year ended              October 31,
                                                             October 31, 1999           October 31, 1998             1997 (a)
                                                             ----------------           ----------------           -----------
Net Asset Value, Beginning of Period                         $          10.43           $          10.21           $     10.00
                                                             ----------------           ----------------           -----------
Investment Activities
  Net investment income                                                  0.57                       0.59                  0.45
  Net realized and unrealized gain/(loss) on investments                (0.56)                      0.22                  0.21
                                                             ----------------           ----------------           -----------
  Total from Investment Activities                                       0.01                       0.81                  0.66
                                                             ----------------           ----------------           -----------
Distributions
  Net investment income                                                 (0.57)                     (0.59)                (0.45)
  In excess of net realized gains                                       (0.01)                         -                     -
                                                             ----------------           ----------------           -----------
   Total Distributions                                                  (0.58)                     (0.59)                (0.45)
                                                             ----------------           ----------------           -----------
   Net change in net asset value per share                              (0.57)                      0.22                  0.21
                                                             ----------------           ----------------           -----------
Net Asset Value, End of Period                               $           9.86           $          10.43           $     10.21
                                                             ================           ================           ===========
Total Return                                                             0.11%                      8.16%                 6.77% (b)
Ratios/Supplementary Data:
Net Assets at end of year (000)                              $         56,091           $         52,993           $    46,492
Ratio of expenses to average net assets                                  0.76%                      0.78%                 0.90% (c)
Ratio of net investment income to average net assets                     5.69%                      5.74%                 5.83% (c)
Ratio of expenses to average net assets*                                 1.31%                      1.14%                 1.27% (c)
Portfolio turnover rate                                                 46.98%                     39.07%               108.73% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Stock Fund

Financial Highlights

                                                                                                                   January 21,
                                                                  For the                    For the                 1997 to
                                                                Year ended                 Year ended              October 31,
                                                             October 31, 1999           October 31, 1998             1997 (a)
                                                             ----------------           ----------------           -----------
Net Asset Value, Beginning of Period                         $          12.07           $          11.31           $     10.00
                                                             ----------------           ----------------           -----------
Investment Activities
  Net investment income                                                  0.11                       0.07                  0.04
  Net realized and unrealized gain/(loss) on investments                (0.03)                      1.28                  1.27
                                                             ----------------           ----------------           -----------
  Total from Investment Activities                                       0.08                       1.35                  1.31
                                                             ----------------           ----------------           -----------
Distributions
  Net investment income                                                 (0.09)                     (0.05)                    -
  Net realized gains on investments                                     (1.73)                     (0.54)                    -
                                                             ----------------           ----------------           -----------
  Total Distributions                                                   (1.82)                     (0.59)                    -
                                                             ----------------           ----------------           -----------
  Net change in net asset value per share                               (1.74)                      0.76                  1.31
                                                             ----------------           ----------------           -----------
Net Asset Value, End of Period                               $          10.33           $          12.07           $     11.31
                                                             ================           ================           ===========
Total Return                                                             0.56%                     12.49%                13.10% (b)
Ratios/Supplementary Data:
Net Assets at end of year (000)                              $        103,380           $        100,524           $    79,834
Ratio of expenses to average net assets                                  1.29%                      1.32%                 1.41% (c)
Ratio of net investment income to average net assets                     0.89%                      0.66%                 0.63% (c)
Ratio of expenses to average net assets*                                 1.84%                      1.70%                 1.80% (c)
Portfolio turnover rate                                                112.35%                    102.36%                71.76% (b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
International Multi-Manager Stock Fund

Financial Highlights

                                                                                                  January 20,
                                                               For the           For the            1997 to
                                                              Year ended        Year ended        October 31,
                                                            October 31, 1999  October 31, 1998      1997 (a)
                                                            ----------------  ----------------   ---------------
Net Asset Value, Beginning of Period                        $          11.14  $          10.97   $         10.00
                                                            ----------------  ----------------   ---------------
Investment Activities
   Net investment income                                                0.21              0.18              0.11
   Net realized and unrealized gain/(loss) on investments               1.95              0.21              0.86
                                                            ----------------  ----------------   ---------------
   Total from Investment Activities                                     2.16              0.39              0.97
                                                            ----------------  ----------------   ---------------
Distributions
   Net investment income                                               (0.15)            (0.13)                -
   Net realized gains on investments                                       -             (0.09)                -
                                                            ----------------  ----------------   ---------------
   Total Distributions                                                 (0.15)            (0.22)                -
                                                            ----------------  ----------------   ---------------
   Net change in net asset value per share                              2.01              0.17              0.97
                                                            ================  ================   ===============
Net Asset Value, End of Period                              $          13.15  $          11.14   $         10.97
                                                            ================  ================   ===============
Total Return                                                           19.61%             3.61%             9.70% (b)
Ratios/Supplementary Data:
Net Assets at end of year (000)                             $         63,441  $         55,505   $        41,135
Ratio of expenses to average net assets                                 1.09%             1.29%             1.42% (c)
Ratio of net investment income to average net assets                    1.57%             1.55%             1.91% (c)
Ratio of expenses to average net assets*                                1.57%             1.59%             1.75% (c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

INTRUST FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Financial Highlights

                                                    For the        For the      September 1,         Years ended August 31, (a)
                                                   Year ended     Year ended      1997 to
                                                   October 31,    October 31,   October 31,        1997         1996        1995
                                                      1999           1998         1997 (b)
                                                   -----------    -----------   -----------      ----------  ----------  ----------
Net Asset Value, Beginning of Period               $     10.90    $     10.73   $     10.66      $    10.51  $    10.63  $    10.47
                                                   -----------    -----------   -----------      ----------  ----------  ----------
Investment Activities
   Net investment income                                  0.47           0.53          0.09            0.55        0.56        0.57
   Net realized and unrealized gain/(loss)
     on investments                                      (0.73)          0.20          0.07            0.19       (0.12)       0.16
                                                   -----------    -----------   -----------      ----------  ----------  ----------
   Total from Investment Activities                      (0.26)          0.73          0.16            0.74        0.44        0.73
                                                   -----------    -----------   -----------      ----------  ----------  ----------
Distributions
   Net investment income                                 (0.47)         (0.53)        (0.09)          (0.59)      (0.56)      (0.57)
   Net realized gains on investments                         -          (0.03)            -               -           -           -
   In excess of net realized gains                       (0.05)             -             -               -           -           -
                                                   -----------    -----------   -----------      ----------  ----------  ----------
   Total Distributions                                   (0.52)         (0.56)        (0.09)          (0.59)      (0.56)      (0.57)
                                                   -----------    -----------   -----------      ----------  ----------  ----------
   Net change in net asset value per share               (0.78)          0.17          0.07            0.15       (0.12)       0.16
                                                   -----------    -----------   -----------      ----------  ----------  ----------
Net Asset Value, End of Period                     $     10.12    $     10.90   $     10.73      $    10.66  $    10.51  $    10.63
                                                   ===========    ===========   ===========      ==========  ==========  ==========

Total Return                                             (2.51%)         7.01%         1.51% (c)       7.27%       4.23%       7.23%

Ratios/Supplementary Data:
Net Assets at end of year (000)                    $   145,607    $   132,917   $   103,616      $   96,780  $   72,065  $   65,834
Ratio of expenses to average net assets                   0.54%          0.21%         0.21% (d)       0.21%       0.21%       0.21%
Ratio of net investment income to average net             4.44%          4.90%         5.10% (d)       5.20%       5.31%       5.47%
assets
Ratio of expenses to average net assets*                  1.14%          1.00%         0.82% (d)       0.62%       0.51%       0.51%
Portfolio Turnover Rate                                  21.26%         13.51%         5.87% (c)       8.78%      12.71%      17.60%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31, 1997.
(c) Not annualized.
(d) Annualized.

                       See Notes to Financial Statements

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statements of assets and liabilities of the AMR Investment Services International Equity Portfolio ("the Portfolio"), including the schedules of investments, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolio of the AMR Investment Services International Equity Portfolio at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP

Dallas, Texas
December 17, 1999

International Equity Market Overview

     It seems like much longer, but it was only twelve months ago that world markets and economies had just emerged from a worldwide crisis. There were concerns around the globe (Russia, Hong Kong, Malaysia and Brazil) as well as in the U.S. (bailout of Long Term Capital Management). Central banks around the world cut interest rates to pump liquidity into the markets, and the terms deflation and recession were being used and defined in numerous publications. What a change a year can make! Since then, world markets and economies have turned 180 degrees. The threats of recession and deflation have given way to fears of too much growth given interest rate levels, and inflation. As a result, central banks have started to unwind the interest rate cuts made late in 1998. In the Euro-zone, a weaker Euro and corporate restructurings have boosted exports and driven growth stronger. In the UK, stronger consumer spending has fueled inflationary fears as the UK has experienced twenty-nine straight quarters of growth. In Japan, positive growth in the second quarter of 1999 officially marked the end to Japan's longest post-war recession. From a return standpoint, while most of the attention remains focused on the U.S. market, it may surprise most investors that international returns as a whole were quite competitive. Among the international regions/markets, returns were strongest in Asia, and among the major markets, Japan was by far the strongest performer. The Japanese market was up approximately 60% for the last twelve months, as signs of a nascent recovery led investors to reallocate assets into that country.

Performance Overview

American Advantage International Equity Fund(SM)

                             [LOGOS APPEARS HERE]

     The International Equity Fund's total return for the twelve-month period was 19.98% for the Institutional Class, compared to a 23.04% return for the Lipper International Index and a 23.36% return for the MSCI EAFE Index.

                             [GRAPH APPEARS HERE]

                                Aug-91   Oct-91   Oct-92  Oct-93   Oct-94   Oct-95   Oct-96   Oct-97   Oct-98    Oct-99
Institutional Class             10,000   10,132   8,909   12,166   13,598   14,672   17,206    21348   25613    20,489
Lipper International Index      10,000   10,314   9,792   13,127   14,638   14,569   16,412   16,602   19474     23961
EAFE Index                       10000    10676    9286    12804    14132    14124    15645    16414   18044     22259

     *Inception of Institutional Class of Fund

---------------------------------------------------------------------------------------------
                                     Annualized Total Returns
                                     Periods Ended 10/31/99                    Value of
                                                             Since             $10,000
                            1 Yr.            5 Yr.           Incep.        8/7/91-10/31/99
                            -----            -----           ------        ---------------
Institutional Class/1/      19.98%          13.50%           12.10%            $25,613
PlanAhead Class/1/, /2/     19.68%          13.14%           11.87%            $25,176
AMR Class/1/, /2/           20.27%          13.81%           12.29%            $25,970
Lipper Int'l. Index         23.04%          10.35%            9.63%            $23,961
EAFE Index                  23.36%           9.52%            6.96%            $22,259
---------------------------------------------------------------------------------------------

(Footnote for page that performance chart is on)
1 Past performance is not indicative of future performance.
2 Fund performance represents the total returns achieved by the Institutional Class from 8/7/91 up to 8/1/94, the inception date of the PlanAhead and AMR Classes and the returns of the PlanAhead and AMR Classes since inception of these Classes. Expenses of the PlanAhead Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the PlanAhead Class been in place since 8/7/91. Expenses of the AMR Class are lower than those of the Institutional Class. As a result, total returns shown may be lower than they would have been had the AMR Class been in place since 8/7/91.

     The underweighting of the strong Japanese market was the primary factor in the underperformance of the Fund relative to its two indices. The Fund's Japanese weighting was 12.2%, as compared to the average weighting of 23.3% in the EAFE Index during the past year. Despite the underweighting of this market, Japanese stock selection was very strong. Overweightings of stocks such as NTT Mobile, Nintendo, Sumitomo Trust and Sony contributed to the strong stock selection.

        Top Ten Holdings as of October 31, 1999

     Total Fina (France)                   2.8%
     Banque Nationale de Paris (France)    2.0%
     Nintendo (Japan)                      2.0%
     Philips Electronics (Netherlands)     1.9%
     Telefonica de Espana (Spain)          1.7%
     Veba AG (Germany)                     1.6%
     Ing Groep NV (Netherlands)            1.6%
     Sony Corp. (Japan)                    1.4%
     NTT Mobile Communications (Japan)     1.4%
     National Westminster Bank (UK)        1.4%

     In Europe, performance attribution was flip-flopped as country selection was positive and stock selection was negative. Overweighting the strong Finnish market and underweighting the weak German and Swiss markets were the primary drivers of positive country selection for the Fund.

                           [PIE CHART APPEARS HERE]

Country Allocation

      UK    Japan  Other Asia  Other   Non-Euro   Euro
     20.6%  13.2%    10.4%      9.3%    9.1%     37.49%

Country Allocation as of October 31, 1999

                   Fund   EAFE

 France           10.9%   9.5%
 Germany           8.3%   9.7%
 Netherlands       6.5%   5.4%
 Italy             3.5%   3.8%
 Spain             2.9%   2.7%
 Finland           2.7%   2.1%
 Ireland           1.3%   0.5%
 Austria           0.7%   0.3%
 Portugal          0.6%   0.5%
 Belgium           0.0%   1.2%
                   ----   ----
Euro              37.4%  35.7%

UK                20.6%  20.2%

 Switzerland       4.2%   6.3%
 Sweden            3.3%   2.3%
 Norway            1.0%   0.4%
 Denmark           0.6%   0.8%
                   ----   ----
Other Non-Euro     9.1%   9.8%

Japan             13.2%  28.5%

 Australia         3.6%   2.4%
 Hong Kong         3.0%   2.2%
 Singapore         2.2%   1.0%
 New Zealand       1.3%   0.2%
 Malaysia          0.2%   0.0%
 South Korea       0.2%   0.0%
                   ----   ----
Other Asia        10.4%   5.8%

 Canada            2.9%   0.0%
 Mexico            0.4%   0.0%
 Other             6.0%   0.0%
                   ----   ----
Other              9.3%   0.0%

     Fund stock selection was weak in Finland, Germany, Sweden and the UK, which offset good selections in Italy and the Netherlands. However, the term "weak" may be too strong a term in describing the poor stock selection. The stocks held by the Fund did not perform particularly poorly, but rather it was the stocks the Fund did not hold or in which it was underweighted that did particularly well. Several of these stocks were in the telecommunications sector in wireless businesses that had exceptionally strong performance. However, given their recent performance, many of these types of stocks have not presented good value for the Fund and either were not owned or were scaled back during the year. Some examples are: Nokia in Finland (up over 150%), Mannesmann and Deutsche Telekom in Germany (up over 60%), Ericsson of Sweden (up almost 90%), and in the UK, Vodafone (up 75%), and British Telecom (up 42%). Turning to the positives, while there were a number of good stock selections in Italy, in the Netherlands an overweighting of Philips Electronics (up over 90% and a top Fund holding for most of the year) added value for the time period.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statement of Assets and Liabilities
October 31, 1999
================================================================================

ASSETS:
  Investments in securities at value (cost - $1,261,729,000)...  $ 1,432,862,000
  Cash, including foreign currency.............................           42,000
  Dividends and interest receivable............................        2,257,000
  Reclaims receivable..........................................          349,000
  Receivable for investments sold..............................          112,000
                                                                 ---------------
          Total assets.........................................    1,435,622,000
                                                                 ---------------
LIABILITIES:
  Payable for investments purchased............................        9,018,000
  Payable upon return of securities loaned.....................       82,366,000
  Management and investment advisory fees payable (Note 2).....        1,460,000
  Accrued organization costs...................................           12,000
  Unrealized depreciation on foreign currency contracts........          430,000
  Other liabilities............................................          211,000
                                                                 ---------------
          Total liabilities....................................       93,497,000
                                                                 ---------------
Net assets applicable to investors' beneficial interests......   $ 1,342,125,000
                                                                 ===============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statement of Operations
Year Ended October 31, 1999
================================================================================


INVESTMENT INCOME:
   Interest income...........................................    $    2,901,000
   Dividend income (net of foreign taxes of $2,758,000)......        27,676,000
   Income derived from commission recapture, net.............            31,000
   Income derived from securities lending, net...............           865,000
                                                                 --------------
         Total investment income.............................        31,473,000
                                                                 --------------
EXPENSES:
   Management and investment advisory
     fees (Note 2)...........................................         4,039,000
   Custodian fees............................................           205,000
   Professional fees.........................................            49,000
   Other expenses............................................            66,000
                                                                 --------------
         Total expenses......................................         4,359,000
                                                                 --------------
Net investment income........................................        27,114,000
                                                                 --------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments..........................       123,477,000
   Net realized loss on foreign currency
     transactions............................................       (11,539,000)
   Change in net unrealized appreciation of
     investments.............................................       (17,423,000)
   Change in net unrealized depreciation of foreign currency
     contracts and translations..............................        97,151,000
                                                                 --------------
         Net gain on investments.............................       191,666,000
                                                                 --------------
Net increase in net assets resulting from
   operations................................................    $  218,780,000
                                                                 ==============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets
================================================================================

                                                       Year Ended          Year Ended
                                                       October 31,         October 31,
                                                          1999                1998
                                                     ----------------    ----------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
       Net investment income.......................  $     27,114,000    $     21,857,000
       Net realized gain on investments and
          foreign currency transactions............       111,938,000          27,616,000
       Change in net unrealized appreciation
          (depreciation) of investments and
          foreign currency translations............        79,728,000         (19,922,000)
                                                     ----------------    ----------------
            Net increase in net assets
              resulting from operations............       218,780,000          29,551,000
                                                     ----------------    ----------------

 TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
       Contributions...............................       948,727,000         678,114,000
       Withdrawals.................................      (853,527,000)       (441,193,000)
                                                     ----------------    ----------------
            Net increase in net assets resulting
              from transactions in investors'
              beneficial interests.................        95,200,000         236,921,000
                                                     ----------------    ----------------
 Net increase in net assets........................       313,980,000         266,472,000
                                                     ----------------    ----------------
 NET ASSETS:
     Beginning of period...........................     1,028,145,000         761,673,000
                                                     ----------------    ----------------
     End of period.................................  $  1,342,125,000    $  1,028,145,000
                                                     ================    ================

-----------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
-----------------------------------------------------------------------------------------

 RATIOS:
     Expenses to average net assets
       (annualized)................................              0.37%               0.53%
     Net investment income to average net
       assets (annualized).........................              2.27%               2.29%
     Portfolio turnover rate.......................                63%                 24%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes To Financial Statements
October 31, 1999
===============================================================================


1.   Organization and Significant Accounting Policies

     The AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

 Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange prior to the close of trading on the New York Stock Exchange (the "Exchange") or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally will be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

 Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

 Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes To Financial Statements
October 31, 1999
===============================================================================


 Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

 Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

 Deferred Organization Expenses

     Expenses incurred by the Portfolio in connection with its organization are being amortized on a straight-line basis over a five-year period.

 Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

 Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

                                                      Amount paid to             Net Amount paid to
Management Fee Rate         Management Fee         Investment Advisors               Manager
-------------------         --------------         -------------------               -------
    .25% - .70%                 $4,039                    $2,847                      $1,192


 Other

     Certain officers or trustees of the Portfolio are also officers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes To Financial Statements
October 31, 1999
===============================================================================


to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 1999, the cost of air transportation was not material to the Portfolio.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 1999 were $810,633,000 and $706,688,000, respectively.

4.   Commitments

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain
(loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1999, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
--------------------
(amounts in thousands)                             Settlement                                     Unrealized
                                                      Date                  Value                Gain/(Loss)
                                              ------------------    -------------------    ---------------------
               24,128   Deutche Mark                    11/30/99                $12,995                  $   856
                8,500   Pound Sterling                  11/30/99                 13,948                     (252)
Total contracts to deliver
                                                                    -------------------    ---------------------
(Receivable amount $27,547)                                                     $26,943                  $   604
                                                                    ===================    =====================

Contracts to Receive
-------------------
(amounts in thousands)

               23,333   Deutsche Mark                   11/30/99                $12,566                  $(1,130)
                  680   Euro Currency                   11/30/99                    716                       (2)
               24,128   Pound Sterling                  11/30/99                 13,948                       98
                                                                    -------------------    ---------------------

Total contracts to receive
(Payable amount $28,264)                                                        $27,230                  $(1,034)
                                                                    ===================    =====================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes To Financial Statements
October 31, 1999
===============================================================================


5.  Securities Lending

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives fee income or the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At October 31, 1999, securities with a market value of approximately $79,212,908 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the AMR Investments Strategic Cash Business Trust (the "Business Trusts") totaling $82,366,342. In addition, the custodian held non-cash collateral totaling $59,904. The Manager serves as Trustee and as investment adviser to the Business Trusts. The Manager receives from the Business Trusts an annualized fee equal to 0.10% of the average daily net assets of the Business Trusts.

6.  Commission Recapture

     The Portfolios of the Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

================================================================================

                                                                                     Shares                    Value
                                                                                     ------                    -----
AUSTRALIA COMMON STOCKS - 3.56%
Australia & New Zealand Banking Group                                                    1,409,182               $    9,293,000
Broken Hill Property                                                                       391,460                    4,043,000
Cable and Wireless Optus                                                                 1,544,000                    3,532,000
Goldfield, Limited                                                                         227,448                      155,000
Mayne Nickless, Limited                                                                    965,000                    2,613,000
News Corporation Preferred Rights                                                          345,000                    2,334,000
News Corporation, Limited                                                                  210,000                    1,518,000
Pioneer International, Limited                                                           5,338,445                   11,669,000
QBE Insurance Group, Limited                                                             2,002,088                    8,357,000
Westralian Sands                                                                           360,594                      850,000
WMC, Limited                                                                               785,000                    3,367,000
                                                                                                                 --------------
                                                                                                                     47,731,000
                                                                                                                 --------------

AUSTRIA - 0.69%
PREFERRED STOCKS - 0.28%
Bank Austria AG, 144a                                                                       76,000                    3,776,000
                                                                                                                 --------------
       TOTAL AUSTRIA PREFERRED STOCKS                                                                                 3,776,000
                                                                                                                 --------------

COMMON STOCKS - 0.41%
Boehler-Uddeholm                                                                            70,465                    2,948,000
Evn Energie-Versorgung Niederoesterreich AG                                                  7,960                    1,142,000
Mayr-Melnhof Karton AG                                                                      16,000                      712,000
VA Technologie AG                                                                           11,000                      735,000
                                                                                                                 --------------
       TOTAL AUSTRIA COMMON STOCKS                                                                                    5,537,000
                                                                                                                 --------------
   TOTAL AUSTRIA                                                                                                      9,313,000
                                                                                                                 --------------

CANADA COMMON STOCKS - 2.90%
Alcan Aluminum, Limited                                                                    105,000                    3,444,000
Anderson Exploration, Limited                                                              170,000                    2,190,000
Canadian Imperial Bank of Commerce                                                         205,010                    4,418,000
Clarica Life Insurance Company, 144a                                                        97,837                    1,583,000
IMASCO, Limited                                                                            231,810                    6,225,000
Manulife Financial Corporation                                                             576,888                    6,942,000
Methanex Corporation                                                                       275,000                      767,000
Newbridge Network                                                                           98,400                    1,917,000
Noranda, Incorporated                                                                      357,525                    4,715,000
Ranger Oil, Limited                                                                        589,010                    2,262,000
Renaissance Energy                                                                         140,000                    1,694,000
Transcanada Pipelines, Limited                                                             234,000                    2,823,000
                                                                                                                 --------------
   TOTAL CANADA COMMON STOCKS                                                                                        38,980,000
                                                                                                                 --------------

DENMARK COMMON STOCKS - 0.52%
Tele Danmark AS                                                                             63,500                    3,852,000
Unidanmark AS, "A"                                                                          40,000                    3,111,000
                                                                                                                 --------------
   TOTAL DENMARK COMMON STOCKS                                                                                        6,963,000
                                                                                                                 --------------

FINLAND COMMON STOCKS - 2.73%
Enso-Gutzeit OY, "R"                                                                       212,000                    2,785,000
Nokia AB OY                                                                                 49,500                    5,661,000
Merita Bank, Limited                                                                     1,522,070                    8,815,000
Metra OY, "B"                                                                              105,000                    1,987,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

================================================================================

                                                                                     Shares                    Value
                                                                                     ------                    -----
Met sa-Serla OY, "B"                                                                       100,000                      905,000
Metso OYJ                                                                                  179,664                    2,030,000
UPM-Kymmene OY                                                                             460,330                   14,515,000
                                                                                                              -----------------
   TOTAL FINLAND COMMON STOCKS                                                                                       36,698,000
                                                                                                              -----------------

FRANCE COMMON STOCKS - 10.94%
Alcatel Alsthom CG                                                                         107,153                   16,725,000
Axa SA                                                                                     110,172                   15,528,000
Banque Nationale de Paris                                                                  296,959                   26,062,000
BIC SA                                                                                     106,834                    5,221,000
CSF (Thomson)                                                                              251,277                    8,531,000
La Farge-Coppee SA                                                                          40,723                    3,916,000
Michelin (CGDE)                                                                             45,475                    1,979,000
Pechiney SA                                                                                 51,800                    2,896,000
Pernod-Ricard                                                                               73,197                    4,939,000
Rhone-Poulenc, "A"                                                                         256,910                   14,365,000
Saint Gobain                                                                                31,298                    5,428,000
Total Petroleum Company, "B"                                                               268,173                   36,220,000
Vivendi                                                                                     66,325                    5,023,000
                                                                                                              -----------------
   TOTAL FRANCE COMMON STOCKS                                                                                       146,833,000
                                                                                                              -----------------

GERMANY - 8.28%
PREFERRED STOCKS - 0.31%
Dyckerhoff AG                                                                              140,990                    4,223,000
                                                                                                              -----------------
       TOTAL GERMANY PREFERRED STOCKS                                                                                 4,223,000
                                                                                                              -----------------

COMMON STOCKS - 7.97%
Adidas Salomon AG                                                                           15,000                    1,085,000
Allianz AG                                                                                  17,805                    5,418,000
BASF AG                                                                                     57,000                    2,561,000
BAYER AG                                                                                    60,000                    2,453,000
BBS Kraftfahrzeugtechnik                                                                    15,260                      321,000
Boss (Hugo) AG                                                                              26,400                    3,524,000
Buderus AG                                                                                 252,850                    4,252,000
Celanese AG                                                                                 32,484                      512,000
Commerzbank AG                                                                             131,005                    4,991,000
Daimler Chrysler AG                                                                         60,455                    4,702,000
Deutsche Bank AG                                                                            46,000                    3,297,000
Dragerwerk AG                                                                              150,805                    1,601,000
Hoechst AG                                                                                 391,465                   17,219,000
Krones AG                                                                                  105,000                    2,869,000
Merck KGAA                                                                                  94,000                    3,241,000
Metro AG                                                                                   128,555                    6,905,000
Muenchener Rueckversicherung AG, DEM 10, 144a                                               22,576                    5,173,000
Muenchener Rueckversicherung AG, DEM 5, 144a                                                   293                       12,000
SGL Carbon                                                                                  37,795                    2,417,000
Siemens AG NPV                                                                              46,220                    4,146,000
Thyssen Krupp AG                                                                           183,000                    4,328,000
Veba AG                                                                                    387,602                    2,094,000
Volkswagen AG                                                                               52,500                    3,101,000
Vossloh AG                                                                                  92,915                    1,924,000
                                                                                                              -----------------
       TOTAL GERMANY COMMON STOCKS                                                                                  106,992,000
                                                                                                              -----------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

================================================================================

                                                             Shares            Value
                                                             ------            -----
   TOTAL GERMANY                                                            111,215,000
                                                                            -----------
HONG KONG COMMON STOCKS - 3.00%
Asia Satellite Telecommunications Holdings, Limited          275,000            648,000
Cheung Kong Holdings, Limited                                655,000          5,964,000
Hang Lung Development Company, Limited                     3,073,000          3,303,000
Hong Kong Electric Holdings                                  793,400          2,425,000
HSBC Holdings                                                377,265          4,540,000
Hutchinson Whampoa, Limited                                  300,000          3,012,000
National Mutual of Asia, Limited                           1,700,000          1,466,000
New World Development Company, Limited                     1,134,000          2,146,000
South China Morning Post                                   7,682,000          5,685,000
Swire Pacific                                              1,445,700          7,164,000
Television Broadcast                                         721,000          3,851,000
                                                                            -----------
   TOTAL HONG KONG COMMON STOCKS                                             40,204,000
                                                                            -----------
IRELAND COMMON STOCKS - 1.29%
Allied Irish Banks                                           538,151          6,731,000
Greencore Group                                            1,589,190          4,560,000
Jefferson Smurfit                                          2,336,992          6,067,000
                                                                            -----------
   TOTAL IRELAND COMMON STOCKS                                               17,358,000
                                                                            -----------
ITALY - 3.53%
PREFERRED STOCKS - 0.24%
Concessioni E Contruzioni Autostrade                         425,000          3,203,000
                                                                            -----------
       TOTAL ITALY PREFERRED STOCKS                                           3,203,000
                                                                            -----------
COMMON STOCKS - 3.29%
BCA Naz Del Lavoro                                           770,000          2,606,000
Burgo (Cartiere) SPA                                         119,420            879,000
Eni SPA                                                    2,684,375         15,687,000
Fiat SPA                                                      77,499          2,452,000
Instituto Nazionale Delle Assicurazioni                    1,000,000          3,032,000
Sao Paolo Imi SPA                                            137,280          1,778,000
STET Telecom Italia                                        1,539,170         13,282,000
Telecom Italia SPA                                           812,500          3,988,000
Unione Immobiliare                                         1,000,000            514,000
                                                                            -----------
       TOTAL ITALY COMMON STOCKS                                             44,218,000
                                                                            -----------
   TOTAL ITALY                                                               47,421,000
                                                                            -----------
JAPAN COMMON STOCKS - 13.15%
Asahi Breweries                                              415,000          5,897,000
Best Denki Company                                           300,000          3,090,000
Canon, Incorporated                                          180,000          5,088,000
Fuji Bank                                                    478,000          6,550,000
Hitachi Zosen Corporation                                    212,000            177,000
Hitachi, Limited                                             225,000          2,430,000
Industrial Bank of Japan                                     411,000          5,553,000
Japan Tobacco                                                    381          4,199,000
Kanamoto Company                                             310,000          2,064,000
KAO Corporation                                              217,000          6,612,000
Kokusai Electric                                             506,000          6,303,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

--------------------------------------------------------------------------------


                                                                                           Shares                     Value
                                                                                           ------                     -----
Makita Corporation                                                                         105,000                    1,007,000
Matsushita Electric Industrial Company                                                     164,000                    3,449,000
Matsuzakaya Company                                                                        500,000                    1,845,000
Nichicon Corporation                                                                       244,000                    5,284,000
Nintendo Company, Limited                                                                  160,100                   25,390,000
Nippon Telephone & Telegraph Company                                                           285                    4,370,000
NTT Mobile Communication                                                                       664                   17,624,000
Okumura Corporation                                                                        700,000                    2,515,000
Orix Corporation                                                                            85,100                   11,416,000
Promise Company, Limited, 144a                                                             108,200                    7,258,000
Sankyo Company                                                                             284,000                    8,082,000
Showa Sangyo Company                                                                       850,000                    1,873,000
Sony Corporation                                                                           116,200                   18,105,000
Sumitomo Trust & Banking                                                                   906,000                    9,254,000
TDK Corporation                                                                             85,000                    8,316,000
Yamato Kogyo Company, Limited                                                              120,000                      555,000
Yodogawa Steel Works                                                                       541,000                    2,229,000
                                                                                                                    -----------
   TOTAL JAPAN COMMON STOCKS                                                                                        176,535,000
                                                                                                                    -----------
MALAYSIA COMMON STOCKS - 0.16%
Golden Hope Plantations BHD                                                              2,603,000                    2,082,000
                                                                                                                    -----------
   TOTAL MALAYSIA COMMON STOCKS                                                                                       2,082,000
                                                                                                                    -----------

MEXICO COMMON STOCKS - 0.43%
Alfa, SA                                                                                   436,000                    1,670,000
Consorcio Grupo Dina Sa De C V                                                             590,000                      369,000
Grupo Mexico SA                                                                            547,300                    1,977,000
Industrias Penoles                                                                         401,100                    1,262,000
Vitro SA                                                                                   335,000                      438,000
                                                                                                                    -----------
   TOTAL MEXICO COMMON STOCKS                                                                                         5,716,000
                                                                                                                    -----------
NETHERLANDS COMMON STOCKS - 6.50%
ABN AMRO Holdings NV                                                                       365,630                    8,835,000
Akzo Nobel NV                                                                              321,536                   13,836,000
Fortis NV, 144a                                                                            178,320                    6,134,000
Hollandsche Beton Groep NV                                                                 281,645                    2,753,000
Ing Groep NV                                                                               339,984                   20,040,000
Kon KPN NV                                                                                 200,345                   10,274,000
Philips Electronics                                                                        236,866                   24,273,000
TNT Post Groep NV                                                                           42,500                    1,081,000
                                                                                                                    -----------
   TOTAL NETHERLANDS COMMON STOCKS                                                                                   87,226,000
                                                                                                                    -----------
NEW ZEALAND COMMON STOCKS - 1.27%
Brierley Investments, Limited                                                            1,753,762                      399,000
Carter Holt Harvey, Limited                                                              1,205,889                    1,526,000
Fisher & Paykel, Limited                                                                   880,000                    2,673,000
Fletcher Challenge Building                                                              2,564,979                    3,168,000
Fletcher Challenge Forest                                                                2,778,284                    1,139,000
Fletcher Challenge Paper                                                                   765,000                      500,000
Telecom Corporation of New Zealand                                                       1,905,985                    7,660,000
                                                                                                                    -----------
   TOTAL NEW ZEALAND COMMON STOCKS                                                                                   17,065,000
                                                                                                                    -----------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999
================================================================================

                                                           Shares                    Value
                                                           ------                    -----
PORTUGAL COMMON STOCKS - 0.62%
Portugal Telecom                                                 183,563                    8,180,000
                                                                                   ------------------
   TOTAL PORTUGAL COMMON STOCKS                                                             8,180,000
                                                                                   ------------------

NORWAY COMMON STOCKS - 1.01%
Den Norsk Bank, Series A                                         810,000                    3,139,000
Kvaerner Industries AS                                           211,773                    3,995,000
Kvaerner Industries AS                                            25,200                      382,000
Norsk Hydro AS                                                    90,000                    3,591,000
Nycomed AS, Series B                                             324,320                    1,984,000
Unitor AS                                                         80,000                      500,000
                                                                                   ------------------
   TOTAL NORWAY COMMON STOCKS                                                              13,591,000
                                                                                   ------------------

SINGAPORE COMMON STOCKS - 2.18%
Development Bank of Singapore Group Holdings                     540,795                    6,111,000
Inchcape Motors                                                  325,000                      383,000
Creative Technology                                              439,100                    5,120,000
Overseas Chinese Bank                                            411,650                    3,093,000
United OverSeas Bank                                           1,918,300                   14,527,000
                                                                                   ------------------
   TOTAL SINGAPORE COMMON STOCKS                                                           29,234,000
                                                                                   ------------------

SPAIN COMMON STOCKS - 2.91%
Argentaria C/P HIP                                               240,790                    5,340,000
Banco Popular Espanol                                             28,000                    1,883,000
Endesa SA                                                        218,445                    4,369,000
Iberdrola SA                                                     200,357                    2,919,000
Repsol SA (RG)                                                   111,000                    2,287,000
Telefonica de Espana                                           1,356,427                   22,298,000
                                                                                   ------------------
   TOTAL SPAIN COMMON STOCKS                                                               39,096,000
                                                                                   ------------------

SOUTH KOREA COMMON STOCKS - 0.09%
Korea Electric Power Corporation                                  40,860                    1,196,000
                                                                                   ------------------
   TOTAL SOUTH KOREA COMMON STOCKS                                                          1,196,000
                                                                                   ------------------

SWEDEN COMMON STOCKS - 3.34%
Assidoman AB                                                      72,800                    1,299,000
Astrazeneca                                                       27,847                    1,256,000
Autoliv Incorporated                                             125,000                    3,975,000
Electrolux AB, "B"                                               868,600                   17,291,000
Esselte AB, Class "A"                                              2,000                       13,000
Esselte AB, Class "B"                                             17,000                      113,000
Foreningssparbk                                                  208,000                    3,308,000
Granges AB                                                        15,000                      287,000
Meto AG                                                           19,000                      150,000
Nordbanken AS                                                    295,500                    1,722,000
SKF AB, "B" Free                                                  80,000                    1,622,000
Stora Enso OY, Series A                                           62,062                      814,000
Stora Enso OY, Series R                                          152,602                    2,028,000
Svedala Industries, "A" Free                                      90,000                    1,584,000
Svenska Handelsbanken                                            249,590                    3,454,000
Volvo AB                                                         231,710                    5,977,000
                                                                                   ------------------
   TOTAL SWEDEN COMMON STOCKS                                                              44,893,000
                                                                                   ------------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

================================================================================

                                                           Shares                    Value
                                                           ------                    -----
SWITZERLAND COMMON STOCKS - 4.21%
ABB AG                                                            68,046                    6,855,000
Geberit, AG, 144a                                                 25,632                    7,553,000
Novartis AG                                                        6,429                    9,620,000
Saurer AG                                                          9,281                    3,898,000
Schweitz Ruckversiche                                                800                    1,659,000
Sig Schweitz Industries AG                                        17,804                   10,516,000
Sulzer AG                                                         13,386                    9,400,000
Zurich Allied AG                                                  12,414                    7,031,000
                                                                                   ------------------
   TOTAL SWITZERLAND COMMON STOCKS                                                         56,532,000
                                                                                   ------------------

UNITED KINGDOM COMMON STOCKS - 20.55%
Allied Domecq, PLC                                               780,144                    4,365,000
Allied Zurich                                                    939,332                   11,406,000
Arriva                                                           205,000                    1,076,000
Astrazeneca                                                      191,166                    8,633,000
BAA, PLC                                                         576,880                    4,212,000
BG, PLC                                                          529,411                    2,936,000
BP Amoco                                                         883,130                    8,564,000
British Aerospace                                              1,559,685                    9,213,000
British American Tobacco Industries, PLC                       1,291,732                    8,563,000
British Energy, PLC                                              616,691                    4,200,000
British Telecommunications                                       593,058                   10,744,000
Cadbury Schweppes                                                500,820                    3,254,000
Coats Viyella, PLC                                             2,024,530                    1,553,000
Commercial Union, PLC                                            359,010                    5,225,000
Cookson Group, PLC                                             3,911,165                   11,994,000
Cortaulds Textiles, PLC                                          150,000                      298,000
Debenhams Retail                                                  83,750                      355,000
Diageo                                                           501,843                    5,097,000
Fairview Holdings, PLC                                            37,500                       84,000
General Electric                                                 435,000                    4,729,000
GKN, PLC                                                          68,600                    1,102,000
Granada Group                                                    603,610                    4,784,000
Great Universal Stores, PLC                                      445,000                    3,366,000
Halifax Group, PLC                                               282,500                    3,602,000
Hanson, PLC                                                    1,093,185                    8,503,000
Imperial Chemical Industries, PLC                                633,695                    6,296,000
Inchcape, PLC                                                     50,000                      249,000
Invensys                                                       3,135,575                   15,384,000
Lloyds TSB Group, PLC                                            497,099                    6,868,000
Marks & Spencer                                                  500,000                    2,305,000
Medeva, PLC                                                    3,067,023                    7,801,000
National Grid Group, PLC                                         255,000                    1,895,000
National Power, PLC                                              360,000                    2,440,000
National Westminster Bank, PLC                                   776,277                   17,502,000
Next, PLC                                                        190,000                    2,047,000
Northern Foods, PLC                                            1,000,000                    1,559,000
PowerGen, PLC                                                    273,000                    2,406,000
Prudential Corporation                                           336,665                    5,270,000
Reckitt & Colman, PLC                                            467,306                    5,659,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

--------------------------------------------------------------------------------------------------------------------------------

                                                                                        Shares                          Value
                                                                                        ------                          -----
Reed International, PLC                                                                    855,340                    5,011,000
Royal & Sun Alliance Insurance Group                                                       607,381                    4,131,000
Safeway, PLC                                                                               509,677                    1,606,000
Scapa Group                                                                                471,000                    1,059,000
Shell Transportation & Trading Company, PLC                                                535,000                    4,091,000
Storehouse                                                                               1,480,000                    1,749,000
Tate & Lyle, PLC                                                                           405,000                    2,648,000
Tesco, PLC                                                                               2,938,727                    8,716,000
Thames Water Group, PLC                                                                    173,983                    2,512,000
TI Group, PLC                                                                            1,476,740                    9,935,000
Tomkins                                                                                  1,831,048                    6,188,000
Transport Development Group                                                                 28,260                       99,000
Unilever, PLC                                                                              342,522                    3,176,000
United News & Media PLC                                                                    611,012                    5,850,000
Vickers Group                                                                            1,043,333                    4,263,000
Williams, PLC                                                                            1,813,491                    9,076,000
                                                                                                                ---------------
   TOTAL UNITED KINGDOM COMMON STOCKS                                                                               275,649,000
                                                                                                                ---------------

UNITED STATES - 12.90%
FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS - 1.48%
G P Batteries International, Limited                                                       436,000                      603,000
Kookmin Bank GDR, 144a                                                                      83,356                    1,315,000
Jardine Matheson Holding, Limited                                                          871,000                    3,745,000
New Holland NV                                                                             240,000                    3,645,000
Nova Chemical Corporation, ADR                                                              23,400                      459,000
Sk Telecom, Limited                                                                        169,281                    2,211,000
Stolt-Nielsen SA, "B"                                                                       76,000                    1,192,000
Telmex ADR                                                                                  78,000                    6,669,000
                                                                                                                ---------------
   TOTAL FOREIGN SECURITIES DENOMINATED IN U.S. DOLLARS                                                              19,839,000
                                                                                                                ---------------


SHORT TERM INVESTMENTS - 11.42%                                                          Shares
                                                                                    ----------------
AMR Investments Enhanced Yield Business Trust                                           48,040,302                   48,040,000
AMR Investments Strategic Cash Business Trust                                           34,326,040                   34,326,000
American AAdvantage Money Market Fund                                                   70,946,458                   70,946,000
                                                                                                                ---------------
     TOTAL SHORT TERM INVESTMENTS                                                                                   153,312,000
                                                                                                                ---------------
   TOTAL UNITED STATES                                                                                              173,151,000
                                                                                                                ---------------

TOTAL INVESTMENTS - 106.76% (Cost $1,261,729,000)                                                                 1,432,862,000
                                                                                                                ---------------

LIABILITIES, NET OF OTHER ASSETS - (6.76%)                                                                          (90,737,000)
                                                                                                                ---------------

TOTAL NET ASSETS - 100%                                                                                           1,342,125,000
                                                                                                                ===============

Based on the cost of investments of $1,263,144,000 for federal income tax purposes at October 31, 1999, the aggregate gross unrealized appreciation was $249,360,000, the aggregate gross unrealized depreciation was $79,642,000, and the net unrealized appreciation of investments was $169,718,000.

(A) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $32,804,000 or 2.44% of net assets.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 1999

--------------------------------------------------------------------------------

                                                           Shares      Value
                                                           ------      -----
ABBREVIATIONS:

AB - Company (Finland, Sweden)
ADR - American Depository Receipt (United States)
AG - Company (Austria, Germany, Sweeden, Switzerland)
AS - Company (Denmark, Norway, Sweden)
BHD - Berhard (Malaysia)
CG - Company General (France)
GDR - Global Depository Receipt (United States)
NV - Company (Netherlands, United States)
OY - Company (Finland, Sweeden)
PLC - Public Limited Corporation (United Kingdom)
RG - (Spain)
SA - Company (France, Mexico, Spain, United States )
SPA - Company (Italy)

AMR Investment Services International Equity Portfolio
Industry Diversification
October 31, 1999


===============================================================

Capital Goods.......................................     12.57%
Consumer Goods......................................     19.32%
Energy..............................................      9.85%
Finance.............................................     23.25%
Gold Mines..........................................      0.01%
Materials...........................................     10.21%
Multi - Industry....................................      5.11%
Services............................................     15.02%
Short-Term Investments..............................     11.42%
Other Assets (Liabilities)..........................     (6.76%)
                                                        -------


        Net Assets..................................    100.00%
                                                        =======